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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                                                    811-3790

Pear Tree Funds
(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773
(Address of principal executive offices)

Willard L. Umphrey
 Pear Tree Advisors, Inc.
55 Old Bedford Road, Lincoln, MA 01773
(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:                                          March 31

Date of reporting period:                                         April 1, 2011 through March 31, 2012

ITEM 1. REPORTS TO SHAREOWNERS.

[PEAR TREE FUNDS COVER]

PEAR TREE FUNDS

Pear Tree Columbia Small Cap Fund

Pear Tree Columbia Micro Cap Fund

Pear Tree Quality Fund

Pear Tree PanAgora Dynamic Emerging Markets Fund

Pear Tree Polaris Foreign Value Fund

Pear Tree Polaris Foreign Value Small Cap Fund
ANNUAL REPORT
March 31, 2012

TABLE OF CONTENTS
President’s Letter 1
Fund Expenses 2
Portfolio Manager Commentaries 4
Pear Tree Columbia Small Cap Fund 4
Pear Tree Columbia Micro Cap Fund 7
Pear Tree Quality Fund 9
Pear Tree PanAgora Dynamic Emerging Markets Fund 11
Pear Tree Polaris Foreign Value Fund 13
Pear Tree Polaris Foreign Value Small Cap Fund 16
Schedules of Investments 19
Pear Tree Columbia Small Cap Fund 19
Pear Tree Columbia Micro Cap Fund 27
Pear Tree Quality Fund 32
Pear Tree PanAgora Dynamic Emerging Markets Fund 36
Pear Tree Polaris Foreign Value Fund 45
Pear Tree Polaris Foreign Value Small Cap Fund 48
Statements of Assets and Liabilities 52
Statements of Operations 56
Statements of Changes in Net Assets 58
Financial Highlights 64
Notes to Financial Statements 76
Information for Shareholders 94
Management Contract and Advisory Contract Approval 95
Report of Independent Registered Public Accounting Firm 97
Privacy Notice 98
Trustees and Officers 101
Service Providers inside back cover

This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call (800) 326-2151.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,

We are pleased to provide you with the Pear Tree Funds’ Annual Report for the twelve months ended March 31, 2012 and to update you on recent market conditions and the performance of the Pear Tree Funds.

For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at feedback&commat;peartreefunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Sincerely,

Willard Umphrey

President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of Fund management as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisors to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Pear Tree Fund’s current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES

We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The first line for each Share Class for each Fund provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line for each Share Class for each Fund shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended March 31, 2012
Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 10/1/11	Ending Account Value 3/31/2012	Annualized Expense Ratio	Expenses Paid* 10/1/11 – 3/31/2012
Small Cap	Ordinary	Actual	$1,000.00	$1,285.50	1.70%	$ 9.71
		Hypothetical	$1,000.00	$1,016.51	1.70%	$8.56
	Institutional	Actual	$1,000.00	$1,287.80	1.44%	$8.26
		Hypothetical	$1,000.00	$1,017.78	1.44%	$7.29
Quality	Ordinary	Actual	$1,000.00	$1,208.00	1.51%	$8.31
		Hypothetical	$1,000.00	$1,017.47	1.51%	$7.60
	Institutional	Actual	$1,000.00	$1,211.60	1.00%	$5.55
		Hypothetical	$1,000.00	$1,019.98	1.00%	$5.07
Emerging Markets	Ordinary	Actual	$1,000.00	$1,182.10	1.77%	$9.64
		Hypothetical	$1,000.00	$1,016.17	1.77%	$8.91
	Institutional	Actual	$1,000.00	$1,183.50	1.52%	$8.28
		Hypothetical	$1,000.00	$1,017.42	1.52%	$7.65
Foreign Value	Ordinary	Actual	$1,000.00	$1,167.50	1.66%	$9.02
		Hypothetical	$1,000.00	$1,016.68	1.66%	$8.39
	Institutional	Actual	$1,000.00	$1,169.10	1.41%	$7.64
		Hypothetical	$1,000.00	$1,017.95	1.41%	$7.11
Foreign Value	Ordinary	Actual	$1,000.00	$1,126.40	1.72%	$9.17
Small Cap		Hypothetical	$1,000.00	$1,016.38	1.72%	$8.70
	Institutional	Actual	$1,000.00	$1,127.30	1.48%	$7.88
		Hypothetical	$1,000.00	$1,017.59	1.48%	$7.47
Micro-Cap	Ordinary	Actual	$1,000.00	$1,246.10	2.00%	$11.23
		Hypothetical	$1,000.00	$1,013.74	2.00%	$10.08
	Institutional	Actual	$1,000.00	$1,248.90	1.73%	$9.73
		Hypothetical	$1,000.00	$1,015.00	1.73%	$8.72

*
“Expenses Paid” for each Fund share class relating to actual or hypothetical returns, is the amount equal to the product of (a) that Fund’s and Share Class’ average account value for the six-month period ended March 31, 2012, multiplied by (b) the corresponding “Annualized Expense Ratio” multiplied by (c) the fraction 183/366 (which reflects the six-month period covered by this report).

PEAR TREE COLUMBIASMALL CAP FUND

INVESTMENT PROFILE
All Data as of March 31, 2012

Investment Commentary

For the fiscal year period ended March 31, 2012 the Pear Tree Columbia Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the Russell 2000 Index. The Fund achieved a return of 2.48% at net asset value compared to –0.18% for the Index.

Fund Information
Net Assets Under Management	$102.1 Million
Number of Companies	176
Price to Book Ratio	3.0
Price to Earnings Ratio	25.9
	Ordinary	Institutional
Total Expense Ratio (Net)	1.67%	1.42%
Ticker Symbol	USBNX	QBNAX

Market Conditions and Investment Strategies

One year ago the markets were assessing the ramifications of the devastating earthquake that hit Japan in March 2011. Initially, equity markets around the world fell but bottomed quickly and rallied back. The momentum continued into April, with the Index hitting new recovery highs. The old adage “sell in May and go away” was then sounded. By mid-June, the Russell 2000 Index had fallen by more than 10% but reversed, recovering most losses by early July. In August, Standard & Poor’s downgraded the credit rating of U.S. Treasury bonds for the first time in history. Equity markets around the world experienced their most volatile week since the financial crisis. Small cap stocks were hit particularly hard in September and investors were stunned. They took events in stride, however, and stocks rebounded nicely late in the year to finish 2011 in good stead. Positive momentum continued into 2012 as equity markets posted the best first quarter returns since 1998.

Small cap stocks were volatile throughout the year. Our strategy of buying high quality companies, which tends to protect capital in down markets, helped us to earn a positive return and outperform the benchmark for the period. Within the Russell 2000 Index, the defensive Consumer Staples, Health Care and Utilities sectors were the top three performers posting returns of roughly 10%, 9% and 8% respectively for the year. Consumer Discretionary, Financials and Telecommunications Services also had positive returns for the period. Energy and Materials were the worst performers posting losses of over 15% and 13% respectively. Information Technology and Industrials also posted single digit negative returns.

Analyzing our performance versus the benchmark for the year, Information Technology was our biggest contributor adding 2.3% to our return. Portfolio holding Alliance Data Systems Inc. gained nearly 47% for the period as the outsourcing company announced several new business wins. We also outperformed in Energy, which contributed 1.8% to returns due primarily to holding Core Laboratories N.V., which posted strong earnings from their oil field services. Telecommunications Services contributed over 1.1% versus the Index as SBA Communications Corp. gained over 28% as demand for wireless transmission infrastructure remained robust.

Conversely, we underperformed relative to the Index during the year in Materials where our stock selection detracted 1.0% from our return. This was due in part to the performance of portfolio holding Stillwater Mining Co., which declined over 53% during the year. Stillwater made a controversial acquisition and fell significantly on the announcement. In light of this change in strategy the security was sold. Our stock selection in Health Care and Financials also detracted from our return for the year versus the Index.

Portfolio Changes

The Financials, Consumer Discretionary, Consumer Staples, and Telecommunications Services sector weightings increased during the year, while the Industrials, Energy, and Materials sectors declined. Changes in all other sectors were not material.

PEAR TREE COLUMBIA SMALL CAP FUND

A Look Ahead

We are encouraged by the strength of the market, but we are reluctant to predict a continuation of this recent rally. There is a large contingent of investors, however, who have found refuge in low yielding bonds and have missed the recent move. They may capitulate at some point and drive prices higher as performance anxiety sets in.

The Fund is co-managed by Robert von Pentz, CFA, and Rhys Williams, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE COLUMBIA SMALL CAP FUND

Top 10 Holdings
Percentage of total net assets	34.4%
Acacia Research Corporation—Acacia Technologies	4.7%
SBA Communications Corp., Class A	4.6%
Core Laboratories N.V.	4.5%
Alliance Data Systems Corporation	4.1%
Entertainment Properties Trust	4.0%
Hersha Hospitality Trust	3.7%
SXC Health Solutions Corp.	2.6%
Gardner Denver, Inc.	2.1%
United Natural Foods, Inc.	2.1%
F.N.B. Corporation	2.0%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Financials	21.1%
Information Technology	18.9%
Industrials	15.5%
Health Care	11.7%
Consumer Discretionary	11.2%
Energy	7.8%
Consumer Staples	6.0%
Telecommunication Services	4.7%
Materials	0.1%
CASH + other assets (net)	3.0%

Value of a $10,000 Investment
Pear Tree Small Cap (PTSC) Ordinary Shares vs.
Russell 2000 Index

25000
20000
15000
10000
5000
PTSC $15,656
Index $22,783
02
03
04
05
06
07
08
09
10
11
12

Average Annual Total Returns
	1Q 2012	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	13.62%	28.55%	2.48%	–2.03%	4.59%	10.06%	08/03/92
Institutional Shares1	13.64%	28.73%	2.69%	–1.78%	4.98%	9.34%	01/06/93
Russell 20002	12.44%	29.83%	–0.18%	2.13%	6.45%	9.36%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The beginning date of the Index is 08/3/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in the issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers.

PEAR TREE COLUMBIA MICRO CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2012

Investment Commentary

For the period since inception, beginning September 12, 2011, and ending March 31, 2012, the Pear Tree Columbia Micro Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the Russell Micro Cap Index (the “Index”). The Fund achieved a return of 18.36% at net asset value compared to 19.87% for the Index.

Fund Information
Net Assets Under Management	$4.3 Million
Number of Companies	95
Price to Book Ratio	2.4
Price to Earnings Ratio	15.2
	Ordinary	Institutional
Total Expense Ratio (Net)	2.00%	1.75%
Ticker Symbol	PTFMX	MICRX

Market Conditions and Investment Strategies

Reading the financial headlines over the past six months, one would conclude there was ample opportunity for equities to decline: the European Union was near collapse; indications were that China’s economy was faltering; and political dysfunction was never more evident. The financial markets, however, confounded the skeptics and rebounded from last summer’s retreat posting two back-to-back quarters of double digit returns. While most of the focus has been on the geopolitical drama unfolding across the pond, here at home economic prospects appear to be improving, albeit slowly. We’re still a long way from robust growth, but on the margin some improvement in economic data has been seen. The unemployment rate has declined gradually with a consequent improvement consumer confidence. This being a Presidential election year, we doubt if the incumbents will allow the economy to falter, at least until after November.

Since last September the market drivers in the Index on a sector level have been Consumer Discretionary and Health Care with gains of 33% and 31% respectively followed by Materials, Financials, Industrials, Consumer Staples and Energy all with gains of over 20% for the period. Information Technology, Telecommunications Services, and Utilities were the laggards with positive returns of 16%, 12% and 8% respectively.

The Fund’s performance relative to the benchmark index was derived from security selection. One half of our underperformance was a result of stock selection in the strong Consumer Discretionary sector where we gave up 2.3% of return. Portfolio holding Overstock.com was partially responsible as the stock fell 32% during the period. Selection in Consumer Staples cost an additional 1% of relative return as Coffee Holding Co. Inc. declined 42%. Also, our marginal cash position in a strong up market detracted 0.8% from returns.

Conversely, our stock selections in Energy contributed 0.3% of return versus the Index and our lower allocation to the poor performing Utilities sector also added 0.2% of relative return.

Portfolio Changes

During the period, we added the most weight to the Consumer Discretionary and Consumer Staples sectors, which by period end represented the largest relative positions. The weighting in the Energy sector also increased. We significantly reduced the holdings in Health Care to the point that it was the greatest relative underweight sector as of period end. The Industrials, Information Technology, Materials, Telecommunications Services and Utilities sectors also declined in weight during the period.

A Look Ahead

We remain constructive in our outlook for microcap stocks, and believe they should continue to perform well as the economic recovery still has momentum. They also tend to benefit from mergers and acquisitions activity, which we believe likely to gain steam given the record amount of cash held by corporations and private equity.

The Fund is managed by Robert von Pentz, CFA, of Columbia Partners, L.L.C. Investment Management.

PEAR TREE COLUMBIA MICRO CAP FUND

Top 10 Holdings
Percentage of total net assets	16.3%
iShares Russell Microcap Index	4.3%
Adams Resources & Energy, Inc.	1.6%
TESSCO Technologies, Inc.	1.5%
Gordmans Stores, Inc.	1.4%
Rentech, Inc.	1.3%
CompuCredit Holdings Corporation	1.3%
Ascent Solar Technologies, Inc.	1.3%
TravelCenters of America LLC	1.2%
Sturm, Ruger& Co., Inc.	1.2%
Coffee Holding Co., Inc.	1.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Financials	23.0%
Consumer Discretionary	21.0%
Industrials	17.6%
Information Technology	10.8%
Consumer Staples	9.8%
Energy	4.2%
Materials	3.9%
Health Care	1.0%
Telecommunication Services	1.6%
Exchange Traded Funds	4.3%
Cash and Other Assets (Net)	2.8%

Value of a $10,000 Investment
Pear Tree Columbia Micro Cap (PTMC) Ordinary Shares vs.
Russell Microcap Index

13000
12000
11000
10000
9000
PTMC $11,827
Index $11,987
8/11
9/11
10/11
11/11
12/11
1/12
2/12
3/12

Average Annual Total Returns
	1Q 2012	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	10.78%	24.72%				18.36%	9/12/2011
Institutional Shares1	10.94%	25.00%				14.75%	9/7/2011
Russell Microcap Index2	15.29%	31.23%				19.87%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000®Index, plus the next smallest eligible securities by market cap. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges, while excluding lesser-regulated OTC bulletin board securities and pink-sheet stocks due to their failure to meet national exchange listing requirements. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE QUALITY FUND

INVESTMENT PROFILE

All Data as of March 31, 2012

Investment Commentary

For the fiscal year period ended March 31, 2012, the Pear Tree Quality Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, S&P 500 (the “Index”). The Fund achieved a return of 16.99% at net asset value compared to 8.54% for the Index.

Fund Information
Net Assets Under Management	$95.1 Million
Number of Companies	67
Price to Book Ratio	3.4
Price to Earnings Ratio	13.0
	Ordinary	Institutional
Total Expense Ratio (Net)	1.51%	1.00%
Ticker Symbol	USBOX	QGIAX

Market Conditions and Investment Strategies

The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the “Target Portfolio”) and monitoring the Target Portfolio’s holdings. The Fund’s investment adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2011 to March 31, 2012, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.27.

Over the previous twelve months, the Consumer Staples sector was the largest positive contributor to the Fund’s performance. The fact that the Fund has no holdings in the Financials sector also provided strong outperformance relative to the benchmark. The Fund’s overweight positions in the Healthcare and Information Technology sectors also contributed to outperformance.

The greatest detractor to performance came from the Utilities sector where the underweighting negatively affected relative performance. Other detractors were sector allocation in Consumer Discretionary and stock selection in the Industrials sector.

Portfolio Changes

We expect the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.

For the twelve-month period ending March 31, 2012, the Fund rebalanced the holdings four times to replicate the publicly disclosed holdings of the current target portfolio. The four rebalances resulted in the sale of twenty positions. Also as a result of the rebalances, the Fund opened new positions in twelve companies, six Healthcare companies, three Technology companies, two Consumer Staple companies and one Consumer Discretionary company.

A Look Ahead

For the foreseeable future, the Fund’s investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

The Fund’s target portfolio is GMO Quality Fund III (GQETX) and the Fund is managed by Robert von Pentz, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE QUALITY FUND

Top 10 Holdings
Percentage of total net assets	45.7%
Microsoft Corporation	6.2%
Cisco Systems, Inc.	5.5%
Philip Morris International, Inc.	5.4%
Johnson & Johnson	5.1%
Apple, Inc.	4.7%
Coca-Cola Company (The)	4.1%
Google, Inc.	4.1%
Pfizer Inc.	3.8%
Oracle Corporation	3.7%
Wal-Mart Stores, Inc.	3.1%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Information Technology	32.3%
Consumer Staples	27.5%
Health Care	23.8%
Energy	11.2%
Consumer Discretionary	4.2%
Industrials	0.1%
Telecommunication Services	0.0%
CASH + other assets (net)	0.9%

Value of a $10,000 Investment
Pear Tree Quality (PTQ) Ordinary Shares vs.
S&P 500 Index

16000
14000
12000
10000
8000
6000
PTQ $11,823
Index $14,974
02
03
04
05
06
07
08
09
10
11
12

Average Annual Total Returns
	1Q 2012	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	9.31%	20.80%	16.99%	–2.27%	1.69%	8.83%	05/06/85
Institutional Shares1	9.44%	21.16%	17.57%	–2.18%	1.98%	7.23%	03/25/91
S&P 5002	12.59%	25.89%	8.54%	2.01%	4.12%	10.55%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P 500 Index is an unmanaged index of stocks chosen to their size industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 05/29/85.

Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of March 31, 2012

Investment Commentary

For the fiscal year ended March 31, 2012, the Pear Tree PanAgora Dynamic Emerging Markets Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of –7.80% at net asset value compared to –8.52% for the Index.

Fund Information
Net Assets Under Management	$160.8 Million
Number of Companies	217
Price to Book Ratio	1.6
Price to Earnings Ratio	9.7
	Ordinary	Institutional
Total Expense Ratio (Net)	1.76%	1.52%
Ticker Symbol	QFFOX	QEMAX

Market Conditions and Investment Strategies

On a country basis, the largest contributors were Taiwan (+0.98%) and Brazil (+0.90%). Among holdings in Taiwan, the largest contributor was an overweight to Radiant Opto-Electronic while among holdings in Brazil, the largest contributor was an overweight to Companhia De Bebidas. The largest detractors were India (–0.44%) and Russia (–0.38%). Among holdings in India the largest detractor was an overweight to Bank of Baroda while among holdings in Russia the largest detractor was an overweight to Evraz Group S.A.

On a sector basis, the largest contributors were Industrials (+0.86%) and Consumer Staples (+0.71%). Among the holdings in Industrials the largest contributor was an overweight to L.G. International Corp. while among holdings in Consumer Staples the largest contributor was an overweight to FomentoEconomicoMexicano. The largest detractors were Materials (–0.22%) and Health Care (–0.21%). Among holdings in Materials the largest detractor was an overweight to KP Chemical Corp. while among holdings in Health Care the largest detractor was an overweight to China Pharmaceutical.

During the period, our proprietary Dynamic Alpha model performed well — our best ranked alpha stocks outperformed the worst ranked alpha stocks.

Our proprietary Valuation composite performed well — stocks with attractive valuations outperformed their more expensive peers.

Our proprietary Quality composite performed well — stocks with strong business and management quality metrics outperformed lower quality peers.

Our proprietary Momentum composite performed well — stocks with positive market sentiment outperformed stocks with poor earnings and price momentum.

Portfolio Changes

There were no significant portfolio changes during the fiscal year ended March 31, 2012.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund’s portfolio is managed by a team of portfolio managers at PanAgora Asset Management, Inc.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Top 10 Holdings
Percentage of total net assets	20.4%
Samsung Electronics Co., Ltd.	4.4%
Vale SA	2.5%
PetroleoBrasileiro SA	2.2%
Gazprom	1.9%
CNOOC Limited	1.8%
China Construction Bank Corporation	1.7%
LUKoil	1.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.6%
Hyundai Motor Co.	1.4%
Hon HaiPrecision Industry Co., Ltd.	1.3%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Financials	21.2%
Information Technology	15.6%
Energy	14.7%
Materials	12.3%
Consumer Discretionary	10.2%
Consumer Staples	10.0%
Industrials	6.8%
Telecommunication Services	5.9%
Utilities	2.0%
Health Care	0.6%
Exchange Traded Funds	0.1%
CASH + other assets (net)	0.6%

Top 10 Country Allocations
Percentage of total net assets	85.1%
South Korea	14.8%
Brazil	13.7%
Taiwan	13.7%
China	11.1%
South Africa	7.2%
Hong Kong	6.2%
Russia	5.5%
India	5.0%
Malaysia	4.2%
Mexico	3.7%

Value of a $10,000 Investment
Pear Tree Emerging Markets (PTEM) Ordinary Shares vs. MSCI EM Index

PTEM $39,768
Index $40,727
60000
50000
40000
30000
20000
10000
0
02
03
04
05
06
07
08
09
10
11
12

Average Annual Total Returns
	1Q 2012	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	15.43%	18.21%	–7.80%	1.71%	14.80%	6.56%	09/30/94
Institutional Shares1	15.49%	18.35%	–7.56%	1.96%	15.18%	8.52%	04/02/96
MSCI EM2	14.14%	19.22%	–8.52%	4.97%	14.47%	6.14%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 09/30/94.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of March 31, 2012

Investment Commentary

For the fiscal year ended March 31, 2012, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund achieved a return of –6.55% at net asset value compared to –5.31% for the Index.

Fund Information
Net Assets Under Management	$93.3 Million
Number of Companies	68
Price to Book Ratio	1.9
Price to Earnings Ratio	15.1
	Ordinary	Institutional
Total Expense Ratio (Net)	1.70%	1.43%
Ticker Symbol	QUSOX	QUSIX

Market Conditions and Investment Strategies

Top contributions to Fund returns came from Consumer Discretionary and Consumer Staples holdings. In particular, all four British homebuilders posted double-digit returns. Mortgage approvals rose to a two-year high in January. All companies reported good results through calendar year-end 2011 and most noted satisfactory progress in forward sales led by new sites and sales per site.

In Consumer Staples,Greencore posted strong underlying sales growth in its convenience food division, even excluding the contribution from Uniq, which was acquired last year. The stock price was up on news of a potential takeover bid that management rejected on valuation grounds. Japanese companies Meiji Holdings, Asahi Group and Nichirei also produced strong returns throughout the year.

The largest deterrent to returns was Industrials, as shipping companies were negatively impacted by concerns of recession in some European countries, and by the glut of supply due to China’s new ship builds.

Among our current European holdings, UK-based Lloyds TSB Group and Belgian KBC Bank underperformed for the year on expectations of higher capital requirements; the two stocks were sold. DnB NOR ASA and SvenskaHandelsbanken, which suffered along with its Nordic peers in 2011, rebounded strong in early 2012, benefitting from budget surpluses and faster economic growth rates. Through calendar year 2011, a weakening South African Rand and higher energy prices helped Sasol Ltd. post an 83% profit increase at the December interim report. However, the stock declined from March 2011.

Portfolio Changes

During the fiscal year, the Fund sold holdings in companies that had reached their valuation limits or where analysis revealed deterioration in individual company fundamentals. We sold six Industrials, two of which reached their valuation limits on positive news of takeovers (Demag Cranes and Tognum AG). In similar fashion, when South African-based mining company Metorex was acquired by the Jinchuan Group of China for its assets in the Democratic Republic of the Congo, our holdings in the company were sold for cash. Additional holdings in Energy, Financials, Telecommunications and Utilities sectors were sold.

Cash from sales was deployed to new purchases including a German telecom provider, a Hong Kong water utility, an Israeli pharmaceutical company and a French oil exploration and production company. We also increased our positions in some promising companies, including an Indian global technology services corporation.

PEAR TREE POLARIS FOREIGN VALUE FUND

A Look Ahead

Although we are seeing signs of a market rebound, spurred on by growth inflections in the U.S.and emerging world, we believe that macro-economic conditions remain tenuous. Cautious optimism must be balanced with concerns of ongoing market volatility and the European debt burden. After numerous sales throughout the year, we increased our cash position readying our portfolio for buying opportunities predicated on negative news.

Our research pipeline has identified a significantly larger number of international companies trading at attractive valuations than at any time since early 2009. We are optimistic about the companies currently appearing in our investment analysis, and continue to conduct extensive on-the-ground research of stock candidates. We expect to make new purchases carefully to attempt to capture maximum upside potential.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE FUND

Top 10 Holdings
Percentage of total net assets	25.7%
Samsung Electroinics Company Ltd.	3.8%
Taylor Wimpey plc	3.0%
Barratt Developments plc	2.5%
Kone OYJ, Class B	2.4%
Persimmon plc	2.4%
BASF SE	2.4%
Greencore Group plc	2.3%
Investor AB, Class B	2.3%
Methanex Corporation	2.3%
DnB Bank ASA	2.3%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Materials	17.2%
Consumer Discretionary	14.5%
Financials	12.1%
Consumer Staples	8.4%
Information Technology	7.2%
Industrials	6.7%
Energy	5.4%
Health Care	4.5%
Telecommunication Services	3.7%
Utilities	1.2%
Cash and Other Assets (Net)	19.1%

Top 10 Country Allocations
Percentage of total net assets	65.2%
Germany	11.6%
United Kingdom	10.5%
Japan	10.3%
Sweden	6.7%
Ireland	5.7%
France	5.6%
Finland	5.5%
South Korea	3.8%
India	3.2%
Canada	2.3%

Value of a $10,000 Investment
Pear Tree Foreign Value (PTFV) Ordinary Shares vs.
MSCI EAFE Index

PTFV $21,874
Index $18,812
30000
25000
20000
15000
10000
5000
02
03
04
05
06
07
08
09
10
11
12

Average Annual Total Returns
	1Q 2012	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	15.99%	16.75%	–6.55%	–3.79%	8.14%	5.86%	05/15/98
Institutional Shares1	16.10%	16.91%	–6.34%	–3.60%	8.38%	7.72%	12/18/98
MSCI EAFE2	10.98%	14.73%	–5.31%	–3.04%	6.16%	3.82%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 05/29/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2012

Investment Commentary

For the fiscal year ended March 31, 2012, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the S&P EPAC Small Cap Index (the “Index“). The Fund achieved a return of –8.20% at net asset value compared to –5.99% for the Index.

Fund Information
Net Assets Under Management	$93.3 Million
Number of Companies	68
Price to Book Ratio	1.9
Price to Earnings Ratio	15.1
	Ordinary	Institutional
Total Expense Ratio (Net)	1.70%	1.43%
Ticker Symbol	QUSOX	QUSIX

Market Conditions and Investment Strategies

Macro-economic trends were mixed, with a modest GDP slowdown in China and Indiaoffset by growth in other emerging countries. Pessimistic markets expected cash flows of global companies to slow down, yet the majority of the Fund’s holdings produced strong earnings on a quarterly and yearly basis.

Defensive sector holdings helped mitigate the persistent volatility throughout the year, as the Fund’s Telecommunications, Utilities and Consumer Discretionary stocks posted strong returns. In the Telecommunications sector, Singapore-based M1 LTD and U.K.-based Alternative Networks posted double-digit returns, as both companies gained market share and customers.

In Utilities, Manila Water Company achieved strong annual returns due to rate adjustments, control of operating expenses and a revenue uptick. Equatorial Energia SA, a Brazilian electricity distributor, catered to robust demand in Northwest Brazil.

In Consumer Discretionary, Italian coffee machine company De’Longhi, Canada’s Astral Media and Belgian movie chain Kinepolis contributed to returns. Kinepolis increased its targeted theater marketing campaign, business-to-business plans and real estate development, while reducing debt.

Industrial holdings detracted from Fund performance due to continued slow global trade. During the year, the Fund sold out of seven stocks in this sector mostly due to structural changes in their fundamentals. Among retained holdings, TreviFinanziaria proved to be a fundamentally strong company, with growth in the foundation and oil drilling businesses. However, the stock dropped during the year due to expectations of lower demand and margins in the short term.

India’s Manappuram General Finance suffered losses due to loans collateralized on gold (as gold prices dropped) and recent government regulations. Among other Financials, Sparebanken of Norway experienced positive loan and deposit growth, but its stock declined due to the European debt crisis.

Portfolio Changes

For the fiscal year ended March 31, 2012, the Fund sold holdings in Materials, Industrials, Healthcare and Utilities. A number of Chinese companies were sold on corporate governance concerns although they continued their growth momentum. The Fund also sold stocks that had reached their valuation limits or were subject to takeover bids, redeploying the cash to more defensive names. The Fund purchased seven new companies diversified across industry and country.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

A Look Ahead

Over the past year, we witnessed a modest turnaround in investor sentiment, as a spate of good news led to generally positive global equity market performance. The U.S. maintained its tenuous slow growth trajectory, backed by lower unemployment and stabilized housing rates. Cautious optimism must be balanced with concerns about the European debt burden and slowing GDP in many Asian countries.

We still expect slow, volatile and mixed growth in GDP all across the world. We believe our portfolio is well-balanced and positioned for such an outlook. At the same time, we are on the constant lookout for companies that have attractive risk-return profiles in a portfolio management context, and will add to new stocks to the Fund on an opportunistic basis.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE COLUMBIA SMALL CAP FUND

Top 10 Holdings
Percentage of total net assets	21.7%
Manila Water Company, Inc.	2.4%
Dr|$$|Adaegerwerk AG	2.3%
Equatorial Energia S.A.	2.2%
Freenet AG	2.2%
M1 Ltd.	2.1%
Alternative Networks PLC	2.1%
Galliford Try PLC	2.1%
Dockwise Ltd.	2.1%
United Drug PLC	2.1%
VST Holdings Ltd.	2.1%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	25.3%
Consumer Staples	12.0%
Information Technology	11.6%
Industrials	11.0%
Financials	10.4%
Telecommunication Services	6.5%
Health Care	6.4%
Utilities	6.3%
Materials	6.2%
Energy	2.1%
Cash and Other Assets (Net)	2.2%

Top 10 Country Allocations
Percentage of total net assets	73.2%
United Kingdom	15.3%
Japan	11.7%
Hong Kong	8.2%
India	8.2%
Ireland	7.0%
Norway	5.5%
Thailand	5.0%
Germany	4.5%
Sweden	4.3%
Singapore	3.5%

Value of a $10,000 Investment
Pear Tree Foreign Value Small Cap (PTFVSC) Ordinary Shares vs. S&P EPAC Small Cap Index

13000
10000
7000
4000
PTFVSC $10,851
Index $9,147
4/08
6/08
9/08
12/08
3/09
6/09
9/09
12/09
3/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
3/12

Average Annual Total Returns
	1Q 2012	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	15.20%	12.64%	–8.20%			2.07%	5/1/2008
Institutional Shares1	15.33%	12.73%	–7.99%			2.28%	5/1/2008
S&P/EPAC Small Cap Index2	14.56%	14.88%	–5.99%			–1.80%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P/Europe Pacific Asia Composite (“S&P/EPAC”) Index measures the bottom 20% of institutionary investable capital of developed and emerging (after 09/30/1994) countries, selected by the index sponsor outside of the United States. It is widely recognized as representative of the general market for foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The Index was established in 1989.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE COLUMBIA SMALL CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2012

Common Stock—97.0%

	Shares	Value
AIR FREIGHT & LOGISTICS—0.0%
Echo Global Logistics, Inc. (a)	1,946	$ 31,331

BANKS—5.6%
1st Source Corporation	1,241	30,367
Capital Bank Corporation (a)	11,572	25,921
Central Pacific Financial Corp. (a)	2,433	31,507
Citizens Republic Bancorp, Inc. (a)	2,756	43,021
CoBiz Financial, Inc.	95,356	674,167
Enterprise Financial Services Corp.	2,123	24,924
First Financial Northwest, Inc. (a)	5,327	41,124
F.N.B. Corporation	166,616	2,012,721
Northeast Bancorp	1,818	21,507
Pinnacle Financial Partners, Inc. (a)	51,685	948,420
Popular, Inc. (a)	294,943	604,633
Provident Financial Holdings, Inc.	2,689	29,391
Republic Bancorp, Inc., Class A	1,373	32,842
Southern Missouri Bancorp, Inc.	1,398	35,789
Susquehanna Bancshares, Inc.	68,081	672,636
United Bankshares, Inc. (b)	17,339	500,404
Virginia Commerce Bancorp, Inc. (a)	4,066	35,700
		5,765,074

BEVERAGES—0.1%
Coffee Holding Co., Inc. (b)	4,008	45,411
National Beverage Corp.	1,956	31,374
		76,785

CHEMICALS—0.1%
Rentech, Inc. (a)	23,990	49,899

COMMERCIAL SERVICES & SUPPLIES—10.4%
Acacia Research Corporation—Acacia Technologies (a)	114,402	4,775,140
Advance America, Cash Advance Centers, Inc.	3,511	36,830
American Public Education, Inc. (a)	727	27,626
Brightpoint, Inc. (a)	2,920	23,506
Collectors Universe, Inc.	2,157	37,187
Core-Mark Holding Company, Inc.	794	32,506
GasLog Ltd. (a)	12,867	159,680
Heartland Payment Systems, Inc.	45,169	1,302,674
Hudson Highland Group, Inc. (a)	6,560	35,293

The accompanying notes are an integral part of these financial statements.

	Shares	Value
Insignia Systems, Inc.	12,663	22,920
Kforce, Inc. (a)	125,366	1,867,953
LML Payment Systems, Inc. (a)	13,487	27,379
Perma-Fix Environmental Services, Inc. (a)	20,275	$32,237
SeaCube Container Leasing Ltd.	2,122	36,498
Standard Parking Corporation (a)	1,759	36,060
U.S. Ecology, Inc.	38,541	837,881
Waste Connections, Inc.	40,544	1,318,896
Willis Lease Finance Corporation (a)	2,630	34,216
		10,644,482

COMMUNICATIONS EQUIPMENT—1.7%
NICE-Systems Ltd. (a)(c)	43,431	1,706,838

COMPUTERS & PERIPHERALS—0.0%
Xyratex Ltd.	2,359	37,532

CONSTRUCTION & ENGINEERING—0.0%
Primoris Services Corporation	2,104	33,790

DISTRIBUTORS—0.0%
AMCON Distributing Company	317	19,892

DIVERSIFIED FINANCIALS—4.1%
BlackRock Kelso Capital Corporation	3,851	37,817
Cascade Bancorp (a)	6,706	38,090
CompuCredit Holdings Corporation (a)	8,493	49,259
Diamond Hill Investment Group, Inc.	425	31,301
EZCORP, Inc., Class A (a)	23,729	770,125
First Cash Financial Services, Inc. (a)	37,191	1,595,122
Fortress Investment Group LLC, Class A	9,298	33,101
Gladstone Investment Corporation	4,323	32,725
Green Dot Corporation, Class A (a)	29,265	776,108
Hanmi Financial Corporation (a)	4,247	42,980
Hercules Technology Growth Capital, Inc.	60,695	672,501
Nicholas Financial, Inc.	2,452	32,342
TexasPacificLand Trust	773	36,447
White River Capital, Inc.	1,552	34,532
		4,182,450

DIVERSIFIED TELECOMMUNICATION—0.0%
Vonage Holdings Corp. (a)	12,827	28,348

The accompanying notes are an integral part of these financial statements.

	Shares	Value
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.4%
Ascent Solar Technologies, Inc. (a)	46,288	29,161
DDi Corp.	3,368	41,090
Finisar Corporation (a)	78,378	1,579,317
OSI Systems, Inc. (a)	28,647	1,756,061
TESSCO Technologies, Inc.	2,274	$57,919
		3,463,548

ENERGY EQUIPMENT & SERVICES—7.2%
Core Laboratories N.V.	35,388	4,655,999
Dawson Geophysical Company (a)	40,687	1,397,598
Hornbeck Offshore Services, Inc. (a)	30,145	1,266,994
T.G.C. Industries, Inc. (a)	4,402	43,668
		7,364,259

FINANCE—1.0%
Medley Capital Corporation	63,193	712,185

FOOD & DRUG RETAILING—2.2%
Arden Group, Inc.	349	31,721
Nash Finch Company	1,073	30,495
Pizza Inn Holdings, Inc. (a)	5,714	27,656
Spartan Stores, Inc.	1,699	30,786
United Natural Foods, Inc. (a)	45,237	2,110,758
Village Super Market, Inc.	1,104	34,875
		2,266,291

FOOD PRODUCTS—3.6%
Andersons, Inc. (The)	32,658	1,590,118
Chefs’ Warehouse, Inc. (The) (a)	1,760	40,726
Hain Celestial Group, Inc. (a)	36,319	1,591,135
Roundy’s, Inc. (a)	43,483	465,268
USANA Health Sciences, Inc. (a)	1,035	38,637
		3,725,884

HEALTH CARE EQUIPMENT & SUPPLIES—5.8%
Accuray Incorporated (a)	56,524	399,059
Align Technology, Inc. (a)	46,186	1,272,424
Natus Medical, Inc. (a)	55,411	661,053
SXC Health Solutions Corp. (a)	35,759	2,680,495
Syneron Medical Ltd. (a)	81,320	871,750
		5,884,781

HEALTH CARE PROVIDERS & SERVICES—3.3%
BioScrip, Inc. (a)	17,591	413,564
Catalyst Health Solutions, Inc. (a)	22,458	1,431,248
Henry Schein, Inc. (a)	20,031	1,515,946
Metropolitan Health Networks, Inc. (a)	4,206	39,410
		3,400,168

The accompanying notes are an integral part of these financial statements.

	Shares	Value
HOTELS, RESTAURANTS & LEISURE—1.0%
Caribou Coffee Company, Inc. (a)	2,253	$41,996
Great Wolf Resorts, Inc. (a)	23,839	136,359
Multimedia Games Holding Company, Inc. (a)	3,958	43,380
National CineMedia, Inc.	51,249	784,110
		1,005,845

HOUSEHOLD DURABLES—0.5%
Emerson Radio Corp. (a)	14,698	29,543
M.D.C. Holdings, Inc.	18,472	476,393
U.S. Home Systems, Inc.	4,725	44,037
		549,973

INSURANCE—0.0%
Crawford & Company, Class B	5,101	24,995

INTERNET & CATALOG RETAIL—0.3%
CafePress, Inc. (a)	6,025	115,379
Insight Enterprises, Inc. (a)	2,056	45,088
NutriSystem, Inc.	2,430	27,289
Overstock.com, Inc. (a)	4,008	21,002
PC Mall, Inc. (a)	5,004	30,074
Systemax, Inc. (a)	1,915	32,287
		271,119

INTERNET SOFTWARE & SERVICES—4.8%
Allot Communications Ltd. (a)	38,088	885,546
Ancestry.com, Inc. (a)(b)	48,709	1,107,643
eGain Communications Corporation (a)	4,549	27,294
ICG Group, Inc. (a)	121,201	1,084,749
LivePerson (a)	38,481	645,326
LogMeIn, Inc. (a)	33,495	1,180,029
		4,930,587

IT CONSULTING & SERVICES—6.3%
Alliance Data Systems Corporation (a)	33,633	4,236,413
Analysts International Corporation (a)	5,467	29,576
Computer Task Group, Inc. (a)	2,232	34,194
Glu Mobile, Inc. (a)	155,845	755,848
InterNAP Network Services Corporation (a)	174,125	1,278,078
Multiband Corporation (a)	9,730	29,287
Wayside Technology Group, Inc.	2,575	36,591
		6,399,987

LEISURE EQUIPMENT & PRODUCTS—1.1%
Artic Cat, Inc. (a)	13,945	$597,264
Callaway Golf Company	72,487	490,012
Sturm, Ruger& Co., Inc.	939	46,105
		1,133,381

The accompanying notes are an integral part of these financial statements.

	Shares	Value
MACHINERY—3.8%
Actuant Corporation	39,433	1,143,163
Argan, Inc. (a)	2,066	33,139
Gardner Denver, Inc.	34,724	2,188,306
Titan International, Inc.	23,332	551,802
		3,916,410

MEDIA—5.3%
Cinemark Holdings, Inc.	85,813	1,883,595
IMAX Corporation (a)	36,830	900,125
Regal Entertainment Group, Class A (b)	122,258	1,662,709
TiVo Inc. (a)	84,261	1,010,289
		5,456,718

METALS & MINING—0.1%
Friedman Industries, Inc.	2,981	32,493
Great Northern IronOre Properties (b)	285	27,372
Mesabi Trust	1,252	38,361
		98,226

MULTILINE RETAIL—0.1%
Fred’’s, Inc., Class A	2,155	31,484
Gordmans Stores, Inc. (a)	2,500	54,925
		86,409

OIL & GAS—0.6%
Abraxas Petroleum Corp. (a)(b)	124,859	389,560
Adams Resources & Energy, Inc.	1,080	61,754
Delek US Holdings, Inc.	2,754	42,715
Matador Resources Company	331	3,624
Natural Gas Services Group, Inc. (a)	10,744	141,821
SMF Energy Corporation	11,027	12,902
		652,376

PERSONAL PRODUCTS—0.1%
Medifast, Inc. (a)	2,291	40,001
Natural Alternatives International, Inc. (a)	3,555	22,218
		62,219

PHARMACEUTICALS—2.6%
Impax Laboratories, Inc. (a)	61,506	$1,511,818
Par Pharmaceutical Companies, Inc. (a)	30,151	1,167,748
		2,679,566

The accompanying notes are an integral part of these financial statements.

	Shares	Value
REAL ESTATE—10.6%
American Campus Communities, Inc.	32,060	1,433,723
Brandywine Realty Trust	87,196	1,001,011
Dynex Capital, Inc.	3,442	32,871
Education Realty Trust, Inc.	46,514	504,212
Entertainment Properties Trust	87,517	4,059,038
Hersha Hospitality Trust	684,772	3,738,855
InterGroup Corporation (a)	1,548	30,914
Newcastle Investment Corp.	6,758	42,440
		10,843,064

ROAD & RAIL—1.2%
Old Dominion Freight Line (a)	21,778	1,038,157
Pacer International, Inc. (a)	5,874	37,124
Quality Distribution, Inc. (a)	2,793	38,488
TravelCenters of America LLC (a)	7,394	46,878
Universal Truckload Services, Inc.	1,732	26,084
		1,186,731

SEMICONDUCTOR EQUIPMENT & PRODUCTS—1.7%
MIPS Technologies, Inc. (a)	147,788	803,967
Nova Measuring Instruments Ltd. (a)	4,265	38,214
Tessera Technologies, Inc. (a)	53,604	924,669
		1,766,850
SOFTWARE—1.0%
Majesco Entertainment Company (a)	12,880	31,814
MicroStrategy, Inc. (a)	3,706	518,840
Verint Systems, Inc. (a)	13,124	425,086
		975,740
SPECIALTY RETAIL—1.3%
Asbury Automotive Group, Inc. (a)	1,458	39,366
hhgregg, Inc. (a)	2,174	24,740
PC Connection, Inc.	2,834	23,296
Pier 1 Imports, Inc. (a)	60,669	1,102,962
Sonic Automotive, Inc., Class A	2,122	38,005
Susser Holdings Corp. (a)	1,389	35,656
Trans World Entertainment Corporation (a)	8,777	$ 18,607
Winmark Corporation	547	31,693
		1,314,325
TEXTILES & APPAREL—1.5%
Body Central Corp. (a)	1,259	36,536
DGSE Companies, Inc. (a)	4,206	31,461
Kingold Jewelry, Inc. (a)	27,277	40,916
Liz Claiborne, Inc. (a)	48,769	651,554
Vera Bradley, Inc. (b)	27,047	816,549
		1,577,016

The accompanying notes are an integral part of these financial statements.

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES—4.6%
Pendrell Corporation (a)	12,277	32,043
SBA Communications Corp., Class A (a)	92,526	4,701,246
		4,733,289
TOTAL COMMON STOCK
(Cost $73,094,597)		99,058,363

Short Term Investments—0.0%
	Par Value	Value
State Street Bank &Trust Co., Repurchase Agreement .01%, 04/02/12, (Dated 03/30/12), Collateralized by $15,000 par U.S. Treasury Note-3.125% due 05/15/2021, Market Value $16,757, Repurchase Proceeds $15,352 (Cost $15,352)	$15,352	15,352
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—97.0% (Cost $73,109,949)		99,073,715
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—4.2%
Money Market—4.2%
Western Asset Institutional Cash Reserve-Inst. (Cost $4,251,048)	4,251,048	4,251,048
TOTAL INVESTMENTS—101.2% (Cost $77,360,997) (d)		103,324,763
OTHER ASSETS & LIABILITIES (NET)—(1.2%)		(1,213,657)
NET ASSETS—100%		$102,111,106

The accompanying notes are an integral part of these financial statements.

(a)	Non-income producing security
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	At March 31, 2012, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $78,530,868 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,595,354
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,801,459)
Net unrealized appreciation / (depreciation)	$24,793,895

The accompanying notes are an integral part of these financial statements.

PEAR TREE COLUMBIA MICRO CAP FUND

SCHEDULE OF INVESTMENTS
March 31, 2012

Common Stock—92.9%

	Shares	Value
AIR FREIGHT & LOGISTICS—0.8%
Echo Global Logistics, Inc. (a)	2,217	$35,694

BANKS—9.7%
1st Source Corporation	1,412	34,552
Capital Bank Corporation (a)	17,145	38,405
Central Pacific Financial Corp. (a)	2,772	35,897
Citizens Republic Bancorp, Inc. (a)	3,142	49,047
Enterprise Financial Services Corp.	2,420	28,411
First Financial Northwest, Inc. (a)	6,070	46,860
Northeast Bancorp	2,500	29,575
Provident Financial Holdings, Inc.	3,729	40,758
Republic Bancorp, Inc., Class A	1,564	37,411
Southern Missouri Bancorp, Inc.	1,594	40,806
Virginia Commerce Bancorp, Inc. (a)	4,633	40,678
		422,400

BEVERAGES—2.0%
Coffee Holding Co., Inc.	4,568	51,755
National Beverage Corp.	2,229	35,753
		87,508

CHEMICALS—1.3%
Rentech, Inc. (a)	27,337	56,861

COMMERCIAL SERVICES & SUPPLIES—11.1%
Advance America, Cash Advance Centers, Inc.	4,002	41,981
American Public Education, Inc. (a)	827	31,426
Brightpoint, Inc. (a)	3,328	26,790
Collectors Universe, Inc.	2,457	42,359
Core-Mark Holding Company, Inc.	904	37,010
Heartland Payment Systems, Inc.	1,471	42,424
Hudson Highland Group, Inc. (a)	7,477	40,226
Insignia Systems, Inc.	17,325	31,358
LML Payment Systems, Inc. (a)	15,370	31,201
Perma-Fix Environmental Services, Inc. (a)	23,105	36,737
SeaCube Container Leasing Ltd.	2,419	41,607
Standard Parking Corporation (a)	2,004	41,082
Willis Lease Finance Corporation (a)	2,997	38,991
		483,192

The accompanying notes are an integral part of these financial statements.

	Shares	Value
COMPUTERS & PERIPHERALS—1.0%
Xyratex Ltd.	2,689	42,782

CONSTRUCTION & ENGINEERING—0.9%
Primoris Services Corporation	2,399	$38,528

DISTRIBUTORS—0.6%
AMCON Distributing Company	409	25,665

DIVERSIFIED FINANCIALS—9.7%
BlackRock Kelso Capital Corporation	4,388	43,090
Cascade Bancorp (a)	8,099	46,002
CompuCredit Holdings Corporation (a)	9,679	56,138
Diamond Hill Investment Group, Inc.	484	35,647
Fortress Investment Group LLC, Class A	10,596	37,722
Gladstone Investment Corporation	4,926	37,290
Hanmi Financial Corporation (a)	4,839	48,971
Nicholas Financial, Inc.	2,794	36,853
TexasPacificLand Trust	881	41,539
White River Capital, Inc.	1,769	39,360
		422,612

DIVERSIFIED TELECOMMUNICATION—0.7%
Vonage Holdings Corp. (a)	14,618	32,306

ELECTRONIC EQUIPMENT& INSTRUMENTS—3.9%
Ascent Solar Technologies, Inc. (a)	86,147	54,273
DDi Corp.	3,839	46,836
TESSCO Technologies, Inc.	2,592	66,018
		167,127

ENERGY EQUIPMENT & SERVICES—1.2%
T.G.C. Industries, Inc. (a)	5,016	49,759

FOOD & DRUG RETAILING—4.1%
Arden Group, Inc.	398	36,174
Nash Finch Company	1,223	34,758
Pizza Inn Holdings, Inc. (a)	6,511	31,513
Spartan Stores, Inc.	1,935	35,062
Village Super Market, Inc.	1,259	39,772
		177,279

FOOD PRODUCTS—2.1%
Chefs’ Warehouse, Inc. (The) (a)	2,005	46,396
USANA Health Sciences, Inc. (a)	1,179	44,012
		90,408

The accompanying notes are an integral part of these financial statements.

	Shares	Value
HEALTH CARE PROVIDERS & SERVICES—1.0%
Metropolitan Health Networks, Inc. (a)	4,794	44,920

HOTELS, RESTAURANTS & LEISURE—2.2%
Caribou Coffee Company, Inc. (a)	2,567	$47,849
Multimedia Games Holding Company, Inc. (a)	4,511	49,440
		97,289

HOUSEHOLD DURABLES—2.2%
Emerson Radio Corp. (a)	21,684	43,585
U.S. Home Systems, Inc.	5,385	50,188
		93,773

INSURANCE—0.7%
Crawford & Company, Class B	5,814	28,489

INTERNET & CATALOG RETAIL—4.0%
Insight Enterprises, Inc. (a)	2,194	48,114
NutriSystem, Inc.	2,770	31,107
Overstock.com, Inc. (a)	4,568	23,936
PC Mall, Inc. (a)	5,703	34,275
Systemax, Inc. (a)	2,182	36,789
		174,221

INTERNET SOFTWARE & SERVICES—0.7%
eGain Communications Corporation (a)	5,183	31,098

IT CONSULTING & SERVICES—3.4%
Analysts International Corporation (a)	6,390	34,570
Computer Task Group, Inc. (a)	2,544	38,974
Multiband Corporation (a)	11,087	33,372
Wayside Technology Group, Inc.	2,936	41,720
		148,636

LEISURE EQUIPMENT & PRODUCTS—1.2%
Sturm, Ruger& Co., Inc.	1,071	52,586

MACHINERY—0.9%
Argan, Inc. (a)	2,354	37,758

METALS & MINING—2.6%
Friedman Industries, Inc.	3,398	37,038
Great Northern IronOre Properties	325	31,213
Mesabi Trust	1,426	43,693
		111,944

The accompanying notes are an integral part of these financial statements.

	Shares	Value
MULTILINE RETAIL—2.3%
Fred’’s, Inc., Class A	2,456	35,882
Gordmans Stores, Inc. (a)	2,849	62,593
		98,475

OIL & GAS—3.1%
Adams Resources & Energy, Inc.	1,231	$70,389
Delek US Holdings, Inc.	3,138	48,670
SMF Energy Corporation	12,565	14,701
		133,760

PERSONAL PRODUCTS—1.6%
Medifast, Inc. (a)	2,610	45,570
Natural Alternatives International, Inc. (a)	4,051	25,319
		70,889

REAL ESTATE—2.9%
Dynex Capital, Inc.	3,922	37,455
InterGroup Corporation (a)	1,957	39,081
Newcastle Investment Corp.	7,701	48,362
		124,898

ROAD & RAIL—3.9%
Pacer International, Inc. (a)	6,694	42,306
Quality Distribution, Inc. (a)	3,183	43,862
TravelCenters of America LLC (a)	8,427	53,427
Universal Truckload Services, Inc.	1,974	29,728
		169,323

SEMICONDUCTOR EQUIPMENT & PRODUCTS—1.0%
Nova Measuring Instruments Ltd. (a)	4,859	43,537

SOFTWARE—0.8%
Majesco Entertainment Company (a)	14,677	36,252

SPECIALTY RETAIL—5.6%
Asbury Automotive Group, Inc. (a)	1,662	44,874
hhgregg, Inc. (a)	2,478	28,200
PC Connection, Inc.	3,229	26,542
Sonic Automotive, Inc., Class A	2,419	43,324
Susser Holdings Corp. (a)	1,583	40,636
Trans World Entertainment Corporation (a)	10,824	22,947
Winmark Corporation	624	36,154
		242,677

The accompanying notes are an integral part of these financial statements.

	Shares	Value
TEXTILES & APPAREL—2.9%
Body Central Corp. (a)	1,436	41,673
DGSE Companies, Inc. (a)	4,794	35,859
Kingold Jewelry, Inc. (a)	31,366	47,049
		124,581

WIRELESS TELECOMMUNICATION SERVICES—0.8%
Pendrell Corporation (a)	13,990	$36,514

TOTAL COMMON STOCK
(Cost $3,673,622)		4,033,741

Exchange Traded Funds—4.3%
iShares Russell Microcap Index
(Cost $185,313)	3,601	185,091

Short Term Investments—4.6%
	Par Value	Value
State Street Bank &Trust Co., Repurchase Agreement .01%, 04/02/12, (Dated 03/30/12), Collateralized by $185,000 par U.S. Treasury Note-3.125% due 05/15/2021, Market Value $206,664, Repurchase Proceeds $198,431 (Cost $198,431)	$198,431	198,431

TOTAL INVESTMENTS—101.8% (Cost $4,057,366) (b)		4,417,263
OTHER ASSETS & LIABILITIES (NET)—(1.8%)		(73,373)
NET ASSETS—100%		$4,343,890

(a)	Non-income producing security
(b)	At March 31, 2012, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $4,057,228 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$491,481
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(131,446)
Net unrealized appreciation / (depreciation)	$360,035

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

SCHEDULE OF INVESTMENTS
March 31, 2012

Common Stock—99.1%

	Shares	Value
AEROSPACE & DEFENSE—0.0%
United Technologies Corporation	45	$ 3,732

BEVERAGES—5.5%
Anheuser-Busch InBev SA (b)	8,876	645,463
Coca-Cola Company (The)	52,962	3,919,717
Monster Beverage Corporation (a)	10,119	628,289
		5,193,469

COMMUNICATIONS EQUIPMENT—1.5%
QUALCOMM Incorporated	20,615	1,402,232

COMPUTERS & PERIPHERALS—8.1%
Apple, Inc. (a)	7,406	4,439,675
Hewlett-Packard Company	45,641	1,087,625
International Business Machines	10,398	2,169,543
		7,696,843

FOOD PRODUCTS—3.1%
Nestle, S.A. (b)	18,243	1,149,309
Unilever NA (b)	52,231	1,777,421
		2,926,730

FOOD STAPLES & DRUG RETAILING—6.3%
PepsiCo, Inc.	32,883	2,181,787
SYSCO Corporation	9,994	298,421
Wal-Mart Stores, Inc.	47,977	2,936,193
Walgreen Co.	17,156	574,554
		5,990,955

HEALTH CARE EQUIPMENT & SERVICES—5.0%
Baxter International Inc.	212	12,673
Express Scripts, Inc. (a)	22,760	1,233,137
Intuitive Surgical, Inc. (a)	53	28,713
Medtronic, Inc.	26,389	1,034,185
UnitedHealth Group, Inc.	30,738	1,811,698
Zimmer Holdings, Inc. (a)	10,195	655,334
		4,775,740

The accompanying notes are an integral part of these financial statements.

	Shares	Value
HEALTH CARE PROVIDERS & SERVICES—0.4%
Cerner Corporation (a)	173	13,176
Henry Schein, Inc. (a)	1,429	108,147
Laboratory Corporation of America Holdings (a)	328	30,025
Lincare Holdings, Inc.	2,846	73,654
Quest Diagnostics Incorporated	1,707	104,383
WellPoint, Inc.	163	12,029
		341,414

HOTELS, RESTAURANTS &LEISURE—0.5%
McDonald’s Corporation	4,672	$458,323

HOUSEHOLD PRODUCTS—3.9%
Church & Dwight Co., Inc.	3,386	166,557
Colgate-Palmolive Company	14,440	1,411,943
Procter & Gamble Company	31,074	2,088,484
		3,666,984

INDUSTRIAL CONGLOMERATES—0.1%
3M Company	1,336	119,185

MULTILINE RETAIL—1.2%
Target Corporation	20,584	1,199,430

OIL & GAS—11.2%
BP plc (b)	52,417	2,358,765
Chevron Corporation	26,383	2,829,313
Exxon Mobil Corporation	24,761	2,147,522
Royal Dutch Shell plc (b)	30,196	2,117,645
TOTAL S.A. (b)	23,521	1,202,393
		10,655,638

PHARMACEUTICALS &BIOTECHNOLOGY—18.4%
Abbott Laboratories	35,404	2,169,911
Amgen, Inc.	14,510	986,535
AstraZeneca PLC (b)	11,605	516,306
Bristol-Myers Squibb Company	251	8,471
Eli Lilly and Company	5,780	232,761
Gilead Sciences, Inc. (a)	2,164	105,711
GlaxoSmithKline plc (b)	41,925	1,882,852
Johnson & Johnson	72,823	4,803,405
Merck & Co., Inc.	34,588	1,328,179
Novartis AG (b)	19,353	1,072,350
Pfizer, Inc.	161,263	3,654,220
Roche Holding Ltd (b)	5,825	254,203
Sanofi-Aventis (b)	11,336	439,270
Takeda Pharmaceutical Company Limited (b)	4,366	96,052
		17,550,226

The accompanying notes are an integral part of these financial statements.

	Shares	Value
SOFTWARE & SERVICES—22.7%
Cisco Systems, Inc.	245,018	5,182,131
Google, Inc. (a)	6,097	3,909,640
MasterCard Incorporated	2,246	944,533
Microsoft Corporation	183,694	5,924,132
Oracle Corporation (a)	121,784	3,551,221
SAP AG (b)	12,217	852,991
Visa, Inc.	10,097	$1,191,446
Yahoo! Inc. (a)	402	6,118
		21,562,212

SPECIALTY RETAIL—1.2%
Lowe’s Companies, Inc.	36,525	1,146,155

TEXTILES & APPAREL—1.3%
Nike, Inc.	11,095	1,203,142

TOBACCO—8.7%
Altria Group, Inc.	846	26,116
British American Tobacco p.l.c. (b)	25,052	2,535,764
Lorillard, Inc.	4,959	642,091
Philip Morris International, Inc.	57,858	5,126,797
Reynolds American, Inc.	69	2,860
		8,333,628

WIRELESS TELECOMMUNICATIONS—0.0%
NTT DOCOMO, Inc. (b)	457	7,618
TOTAL COMMON STOCK
(Cost $84,044,635)		94,233,656

Short Term Investments—0.3%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .01%, 04/02/12, (Dated 03/30/12), Collateralized by 255,000 par U.S. Treasury Note-3.125% due 05/15/2021, Market Value $284,861, Repurchase Proceeds $276,268 (Cost $276,268)	$276,268	276,268
TOTAL SHORT TERM INVESTMENTS—0.3%		276,268
TOTAL INVESTMENTS—99.4% (Cost $84,320,903) (c)		94,509,924
OTHER ASSETS & LIABILITIES (NET)—0.6%		605,434
NET ASSETS—100%		$95,115,358

The accompanying notes are an integral part of these financial statements.

(a)	Non-Income producing security
(b)	ADR—American Depositary Receipts
(c)	At March 31, 2012, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $84,912,182 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$10,532,194
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(934,452)
Net unrealized appreciation / (depreciation)	$9,597,742

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
March 31, 2012

Common Stock—93.7%

	Shares	Value
BRAZIL—8.1%
Banco do Brasil SA	102,010	$1,453,365
BM&F Bovespa SA	205,725	1,269,545
Companhia de Bebidas das Americas (c)	9,172	702,759
Companhia de SaneamentoBasico (c)	44,669	1,845,723
Cosan SA Industria e Comercio	34,535	643,905
EZ TEC Empreendimentos e Participacoes SA	24,935	308,025
Gerdau SA (c)	11,062	106,527
ObrasconHuarte Lain Brasil SA	5,020	212,194
PetroleoBrasileiro SA	92,583	1,235,186
PetroleoBrasileiro SA (c)	87,485	2,236,117
Sao Martinho SA	14,418	185,153
Sul America SA	85,383	801,608
Tele Norte LesteParticipacoes SA (c)	60,130	682,475
Vale SA	59,853	1,409,736
		13,092,318
CHILE—1.8%
BancoSantanderChile (c)	8,379	721,348
CompaniaCerveceriasUnidas SA (c)	6,908	543,591
Enersis SA (c)	42,207	852,159
Lan Airlines SA (b)(c)	26,892	782,288
		2,899,386
CHINA—11.1%
Bank of China Ltd., Class H	4,945,902	1,987,470
China Communications Construction Co., Ltd., Class H (a)	681,680	681,307
China Construction Bank Corporation	3,558,733	2,754,675
China Petroleum & Chemical Corporation	1,722,000	1,874,090
China Pharmaceutical Group Limited	831,011	190,514
China Shenhua Energy Co., Ltd.	252,105	1,061,768
China Yuchai International Ltd.	23,261	369,152
Dongfeng Motor Group Company Limited	808,881	1,458,523
Giant Interactive Group, Inc. (b)(c)	47,823	234,333
Great Wall Motor Co., Ltd. (b)	799,500	1,556,936
Guangzhou R&F Properties Co., Ltd., Class H (b)	226,623	276,119
Haitian International Holdings Ltd.	59,020	66,209
Harbin Power Equipment Company Limited, Class H	444,945	465,332
Industrial & Commercial Bank of China Ltd.	2,505,676	1,616,825
Inner Mongolia Yitai Coal Co., Ltd., Class B	178,300	951,765
Lianhua Supermarket Holdings Co., Ltd.	151,699	172,522
PetroChina Company Limited	1,435,778	2,023,043
Tencent Holdings Limited	1,600	44,676
		17,785,259

The accompanying notes are an integral part of these financial statements.

	Shares	Value
CZECH REPUBLIC—0.9%
CEZ AS	19,111	$819,846
KomercniBankaAS	2,715	539,838
		1,359,684

HONG KONG—6.2%
Central China Real Estate Ltd.	574,196	136,815
China Mobile Limited	180,779	1,989,576
China Unicom (Hong Kong) Ltd.	884,000	1,491,503
China Zhongwang Holdings Limited	278,800	99,466
CNOOC Limited	1,406,777	2,891,736
COSCO International Holdings Ltd.	205,193	88,533
Dairy Farm International Holdings Limited	5,400	56,376
Lenovo Group Limited	1,315,489	1,180,920
Renhe Commercial Holdings (b)	3,345,455	232,675
Skyworth Digital Holdings Limited	1,854,000	864,408
Soho China Limited	1,266,479	918,347
Yuexiu Real Estate Investment Trust	120,088	62,331
		10,012,686

HUNGARY—0.2%
Egis GyogyszergyarNyrt.	1,899	125,744
Richter GedeonNyrt.	1,411	241,517
		367,261

INDIA—5.0%
Allahabad Bank	29,921	109,241
Andhra Bank	303,910	709,889
Bajaj Holdings & Investment Limited	14,136	226,143
Bank of Baroda	19,608	306,754
Chambal Fertilizers & Chemicals Ltd.	393,422	596,176
Gitanjali Gems Limited	90,455	572,168
Grasim Industries Limited	10,793	552,944
Gujarat Mineral Development Corporation Ltd.	23,414	83,278
Gujarat State Fertilisers& Chemicals Limited	6,398	53,387
Indiabulls Financial Services Limited	178,931	723,697
Indian Bank	146,231	686,305
Oil and Natural Gas Corp. Limited	197,980	1,042,849
Oil India Limited	8,035	79,017
Patni Computer Systems (a)	45,400	440,232
South Indian Bank Limited	458,831	222,458
Syndicate Bank	166,229	362,020
Tata Chemicals Ltd.	34,131	231,537
TVS Motor Company Ltd.	155,385	124,137
UCO Bank	126,563	$197,130
United Phosphorus, Inc.	261,210	665,523
		7,984,885

The accompanying notes are an integral part of these financial statements.

	Shares	Value
INDONESIA—2.8%
PT Aneka Tambang Tbk	2,183,989	429,919
PT Astra Agro Lestari Tbk	239,148	610,685
PT Astra International Tbk	88,265	713,823
PT Bank BukopinTbk	3,526,000	254,501
PT Charoen Pokphand IndonesiaTbk	3,124,514	939,678
PT Indo TambangrayaMegahTbk	29,620	140,747
PT JapfaComfeedIndonesiaTbk	2,865,340	900,903
PT PP London Sumatra IndonesiaTbk	358,000	161,499
PT Sampoerna Agro Tbk	452,953	177,090
PT Vale IndonesiaTbk	541,000	199,680
		4,528,525

ISRAEL—0.5%
First International Bank of Israel Ltd. (a)	5,585	60,435
Mizrahi Tefahot Bank Ltd.	74,770	674,307
		734,742

MALAYSIA—4.2%
Affin Holdings Berhad	191,000	188,911
Berjaya Sports Toto Berhad	144,384	205,960
British American Tobacco (Malaysia) Berhad	19,140	353,748
DiGi.Com Berhad	727,307	963,887
DRB-HICOM Berhad	1,080,499	888,806
GentingMalaysiaBerhad	730,105	934,229
Hong Leong Bank Berhad	123,093	494,220
KLCC Property Holdings Berhad	78,800	87,456
Kuala Lumpur Kepong Berhad	60,500	485,817
Kulim (Malaysia) Berhad	186,000	253,788
Lafarge Malayan Cement Berhad	54,580	128,277
Malayan Banking Berhad	60,129	174,096
MalaysiaBuilding Society Berhad	559,412	398,080
Parkson Holdings Berhad	169,900	297,817
SapuraCrest Petroleum Berhad	128,561	204,791
Telekom MalaysiaBerhad	337,435	585,981
UMW Holdings	21,901	52,188
		6,698,052

MEXICO—3.7%
Alfa S.A.B., Series A	111,450	$1,602,190
America Movil S.A.B. de C.V., Series L	1,043,921	1,297,115
FomentoEconomicoMexicano S.A.B. (c)	14,943	1,229,361
GRUMA, S.A.B. de C.V., Series B (a)	218,007	580,220
GrupoHerdez, S. A. B. de C. V., Series *	31,891	65,960
Grupo Mexico S.A.B. de C.V., Series B	310,598	979,372
Industrias CH, S.A.B. de C.V., Series B (a)	29,088	139,169
OrganizacionSoriana S.A.B. de C.V., Series B (a)	20,130	58,147
		5,951,534

The accompanying notes are an integral part of these financial statements.

	Shares	Value
PERU—0.3%
Banco Continental S.A.	86,167	219,740
Intergroup Financial Services Corp.	5,424	178,992
SociedadMinera Cerro Verde S.A.A. (a)	3,503	147,476
		546,208

PHILIPPINES—0.1%
Rizal Commercial Banking Corporation	66,700	65,092
Universal Robina Corporation	87,615	128,561
		193,653

POLAND—2.1%
KGHM PolskaMiedz SA	32,107	1,477,026
PolskiKoncernNaftowy ORLEN SA (a)	80,899	971,365
PolskieGornictwoNaftoweiGazownictwo SA	729,421	947,346
		3,395,737

RUSSIA—5.5%
Gazprom (c)	249,033	3,038,202
LUKoil (c)	42,747	2,573,369
Norilsk Nickel Mining and Metallurgical Co. (c)	60,472	1,106,638
Sberbank of Russia (a)(c)	114,553	1,533,865
Severstal (d)	41,178	548,491
		8,800,565

SINGAPORE—0.8%
Sembcorp Marine Ltd.	54,383	228,371
Yangzijiang Shipbuilding Holdings Limited (b)	1,002,413	1,060,333
		1,288,704

SOUTH AFRICA—7.2%
Adcock Ingram Holdings Ltd.	41,794	$320,344
Barloworld Limited	80,180	1,046,752
Exxaro Resources Ltd.	32,997	853,669
FirstRand Limited	368,007	1,138,857
Fountainhead Property Trust Management Ltd.	44,420	42,342
Gold Fields Ltd. (c)	75,297	1,046,628
Imperial Holdings Limited	68,943	1,395,361
Investec Limited	137,735	848,170
Kumba Iron Ore Limited (b)	14,809	1,017,226
Liberty Holdings Limited	76,528	904,344
MTN Group Limited	13,100	230,959
Reunert Limited	31,269	285,810
RMB Holdings Ltd.	264,440	1,079,742
Sasol Ltd.	28,681	1,387,546
		11,597,750

The accompanying notes are an integral part of these financial statements.

	Shares	Value
SOUTH KOREA—14.8%
BS Financial Group, Inc.	32,097	376,762
CJ Corporation	11,865	892,192
CJ CheilJedang Corp.	1,210	358,819
Daelim Industrial Co., Ltd.	5,988	647,394
Daesang Corporation	25,243	349,777
Daishin Securities Company	17,151	168,021
Daou Technology, Inc.	36,739	426,387
Daum Communications Corp.	3,943	414,467
GS Home Shopping, Inc.	2,010	199,395
Halla Climate Control Corp.	23,544	458,184
Hana Financial Group, Inc.	22,503	848,046
Hynix Semiconductor, Inc. (a)	41,350	1,067,462
Hyundai Department Store Co., Ltd.	1,834	281,643
Hyundai Hysco Co., Ltd.	9,760	345,418
Hyundai Motor Company	11,300	2,323,728
Kia Motors Corporation	11,004	719,647
Korea Exchange Bank	79,070	604,339
KP Chemical Corp.	17,959	244,885
KT&G Corporation	15,964	1,132,788
Meritz Fire & Marine Insurance Co., Ltd.	5,460	62,163
NEOWIZ Games Corporation (a)	3,906	121,001
Nong Shim Co., Ltd.	3,230	648,537
Pohang Iron and Steel Company (POSCO)	120	40,245
Samsung Electronics Co., Ltd.	6,358	$7,154,539
Shinhan Financial Group Co., Ltd.	29,761	1,149,150
SK Chemicals Co., Ltd.	5,182	292,704
SK Holdings Co., Ltd.	7,322	953,175
SK Networks Co., Ltd.	84,270	777,213
SK Telecom Co., Ltd. (c)	51,628	718,145
		23,776,226

The accompanying notes are an integral part of these financial statements.

	Shares	Value
TAIWAN—13.7%
ASUSTeK Computer, Inc.	161,040	1,519,580
Chicony Electronics Co., Ltd.	137,460	270,128
Chunghwa Telecom Co., Ltd.	501,600	1,544,849
Compal Electronics, Inc.	766,765	862,512
E Ink Holdings Inc.	552,100	722,054
Farglory Land Development Co., Ltd.	374,436	753,579
FengHsin Iron & Steel Co., Ltd.	103,000	181,121
Formosa Chemicals & Fiber Corporation	251,000	733,070
Highwealth Construction Corp.	203,645	353,271
Hon Hai Precision Industry Co., Ltd.	535,817	2,078,675
Inventec Corporation	290,981	127,673
Lite-On Technology Corp.	833,676	1,008,394
Pegatron Corporation	863,416	1,345,682
Phison Electronics Corp.	138,015	1,180,734
Pou Chen Corporation	885,631	769,670
President Chain Store Corp.	109,915	610,753
Radiant Opto-Electronics Corporation	254,360	1,128,976
SoftWorld International Corp.	154,998	348,180
Standard Foods Corporation	113,000	384,777
Taiwan Semiconductor Manufacturing Co., Ltd.	876,270	2,520,636
TECO Electric & Machinery Co., Ltd.	1,242,983	857,026
TSRC Corporation (a)	320,000	818,581
U-Ming Marine Transport Corporation	135,246	233,242
Uni-President Enterprises Corporation	612,680	847,989
United Microelectronics Corporation	1,432,401	701,289
Yageo Corporation	378,737	113,822
		22,016,263

THAILAND—2.4%
Bangkok Bank PCL (e)	157,436	944,106
Big C Supercenter PCL	52,800	280,687
CP ALL PCL	422,151	896,301
Kiatnakin Bank PCL	199,500	239,271
Krung Thai Bank PCL	1,067,791	$605,716
Siam Commercial Bank PCL	160,297	745,628
SiamMakro PCL	18,895	219,268
		3,930,977

The accompanying notes are an integral part of these financial statements.

	Shares	Value
TURKEY—2.3%
ArcelikAS	125,377	559,684
EisEczacibasiIlacVe Sinai	131,796	154,476
Ford OtomotivSanayiAS	27,935	263,190
Tekfen Holding AS	57,812	200,363
Tofas Turk OtomobilFabrikasiAS	158,766	678,461
Tupras—Turkiye Petrol RafinerileriAS	40,560	1,034,955
TurkiyeSiseve Cam Fabrikalari AS	379,997	722,424
UlkerBiskuviSanayi AS	28,244	89,334
		3,702,887
TOTAL COMMON STOCK
(Cost $138,188,873)		150,663,302

Preferred Stock—5.6%
BRAZIL—5.6%
BancoBradesco SA	28,909	506,154
Banco do Estado do Rio Grande do Sul SA	96,944	1,048,532
EletropauloMetropolitana SA	42,180	889,268
ItauUnibanco Holding SA	49,263	944,744
Klabin SA	279,686	1,296,008
MetalurgicaGerdau SA	76,820	948,546
RandonParticipacoes SA	54,011	348,726
SuzanoPapel e Celulose SA	95,146	407,977
Vale SA, Class A	114,371	2,603,395
TOTAL PREFERRED STOCK
(Cost $9,081,527)		8,993,350

Exchange Traded Funds—0.1%
United States—0.1%
Vanguard MSCI Emerging Markets ETF
(Cost $177,684)	4,011	174,358

The accompanying notes are an integral part of these financial statements.

Short Term Investments—0.4%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .01%, 04/02/12, (Dated 03/30/12), Collateralized by $580,000 par U.S. Treasury Note-3.125% due 05/15/2021, Market Value $647,919, Repurchase Proceeds $634,080 (Cost $634,079)	$634,079	$634,079
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) (Cost $148,082,163)		160,465,089
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—3.1%
Money Market—3.1%
Western Asset Institutional Cash Reserve-Inst.
(Cost $4,921,331)	$4,921,331	4,921,331
TOTAL INVESTMENTS—102.9% (Cost $153,003,494) (f)		165,386,420
OTHER ASSETS & LIABILITIES (Net)—(2.9%)		(4,616,343)
NET ASSETS—100%		$160,770,077

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts
(e)	NVDR—Non-Voting Depository Receipts
(f)	At March 31, 2012, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $153,944,756 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$23,310,617
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,868,953)
Net unrealized appreciation / (depreciation)	$11,441,664

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	21.2%
Information Technology	15.6%
Energy	14.7%
Materials	12.3%
Consumer Discretionary	10.2%
Consumer Staples	10.0%
Industrials	6.8%
Telecommunication Services	5.9%
Utilities	2.0%
Health Care	0.6%
Exchange Traded Funds	0.1%
Cash and Other Assets (Net)	0.6%
Total	100.0%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS
March 31, 2012

Common Stock—80.9%

	Shares	Value
AUSTRALIA—1.8%
BHP Billiton Ltd.	241,600	$8,669,068

BELGIUM—2.0%
Solvay S.A.	82,947	9,818,471

CANADA—2.3%
Methanex Corporation	341,607	11,092,129

FINLAND—5.5%
Kone OYJ, Class B	210,900	11,746,758
Konecranes OYJ	148,280	3,895,164
YIT OYJ	501,316	10,775,900
		26,417,822

FRANCE—5.6%
Christian Dior S.A.	67,973	10,427,976
ImerysS.A.	89,252	5,425,809
Maurel et Prom	532,406	9,360,521
Transgene S.A. (a)	142,827	2,009,277
		27,223,583

GERMANY—11.6%
BASF SE	130,100	11,378,680
Deutsche Telekom AG	660,215	7,947,047
HannoverRueckvers	156,800	9,312,649
MuenchenerRueckvers AG	68,430	10,315,589
Symrise AG	342,950	9,923,560
Wincor Nixdorf AG	153,390	7,545,407
		56,422,932

HONG KONG- 1.3%
Guangdong Investment Limited	8,795,000	6,094,227

INDIA—3.2%
Infosys Technologies Ltd. (b)	153,845	8,773,780
State Bank of India (c)	81,050	6,666,363
		15,440,143

IRELAND—5.7%
CRH plc	355,008	7,242,800
Greencore Group plc	9,204,660	11,219,866
Smurfit Kappa Group plc (a)	998,510	9,101,887
		27,564,553

The accompanying notes are an integral part of these financial statements.

	Shares	Value
ISRAEL—2.1%
Teva Pharmaceuticals SP (b)	227,719	$10,261,018
ITALY—0.8%
TreviFinanziariaSpA	659,726	3,907,681
JAPAN—10.3%
Asahi Group Holdings Ltd.	476,600	10,600,107
KDDI Corporation	1,510	9,820,542
Meiji Holdings Co., Ltd.	208,000	9,123,582
Nichirei Corporation	2,031,000	9,561,706
Showa Denko K.K.	4,739,000	10,810,314
		49,916,251

NORWAY—2.3%
DnB Bank ASA	856,692	10,996,616

SOUTH AFRICA—1.9%
Sasol Ltd.	190,535	9,217,810

SOUTH KOREA—3.8%
Samsung Electronics Company Ltd.	16,285	18,325,207

SWEDEN—6.7%
DuniAB	1,179,500	10,826,824
Investor AB, Class B	502,056	11,128,563
SvenskaHandelsbanken AB, Class A	328,500	10,468,122
		32,423,509

SWITZERLAND—2.0%
Novartis AG	171,050	9,467,300

THAILAND—1.5%
Thai Oil PCL	3,173,900	7,458,922

UNITED KINGDOM—10.5%
Barratt Developments plc (a)	5,339,856	12,036,181
BBA Aviation plc	661,544	2,263,146
Bellwayplc	812,234	10,621,223
Persimmon plc	1,137,118	11,633,906
Taylor Wimpey plc (a)	17,610,191	14,498,109
		51,052,565
TOTAL COMMON STOCK
(Cost $371,278,954)		391,769,807

The accompanying notes are an integral part of these financial statements.

Short Term Investments—18.7%
	Par Value	Value
Commercial Paper—12.3%
HSBC Finance Corp, 0.05%, due 4/03/2012 (Cost $28,768,000)	$28,768,000	$28,768,000
HSBC Finance Corp, 0.05%, due 4/02/2012 (Cost $30,683,000)	$30,683,000	30,683,000
Total Commercial Paper (Cost $59,451,000)		59,451,000

Money Market—6.4%
State Street Global Advisors FDS (Cost $31,139,346)	$31,139,346	31,139,346
TOTAL SHORT TERM INVESTMENTS—18.7%		90,590,346
TOTAL INVESTMENTS—99.6%
(Cost $461,869,300) (d)		482,360,153
OTHER ASSETS & LIABILITIES (NET)—0.4%		1,759,447
NET ASSETS—100%		$484,119,600

(a)	Non-income producing security
(b)	ADR—American Depository Receipts
(c)	GDR—Global Depository Receipts
(d)	At March 31, 2012, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $461,871,718 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$74,688,415
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(54,199,980)
Net unrealized appreciation / (depreciation)	$20,488,435

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Materials	17.2%
Consumer Discretionary	14.5%
Financials	12.1%
Consumer Staples	8.4%
Information Technology	7.2%
Industrials	6.7%
Energy	5.4%
Health Care	4.5%
Telecommunication Services	3.7%
Utilities	1.2%
Other Assets & Liabilities	19.1%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS
March 31, 2012

Common Stock—90.3%

	Shares	Value
AUSTRALIA—2.7%
Austal Limited	552,530	$1,074,066
Industrea Limited	1,354,788	1,439,691
		2,513,757

BELGIUM—1.6%
Kinepolis Group	15,900	1,484,131

BRAZIL—2.2%
Equatorial Energia SA	276,385	2,078,881

CANADA—1.9%
Astral Media, Inc.	35,800	1,739,026

CHINA—2.9%
China Hongxing Sports Limited (a)	10,258,400	244,763
Sichuan Expressway Company Limited	2,772,960	1,003,576
Xinhua Winshare Publishing and Media Co., Ltd.	2,701,500	1,433,516
		2,681,855

FRANCE—1.5%
Bonduelle SA	13,900	1,363,988

GERMANY—2.2%
Freenet AG	127,700	2,065,517

HONG KONG—8.2%
China Fishery Group Limited	1,427,672	1,317,135
Samson Holding Ltd.	10,475,800	1,416,697
Texwinca Holdings Limited	1,226,300	1,495,709
VST Holdings Ltd. (a)	7,922,800	1,918,391
VTech Holdings Limited	115,700	1,483,457
		7,631,389

INDIA—3.0%
KRBL Ltd.	1,475,200	505,294
LIC Housing Finance Ltd.	146,600	754,798
Manappuram General Finance and Leasing Ltd.	1,064,700	637,420
NIIT Technologies Ltd.	83,400	445,280
South Indian Bank Ltd.	553,320	268,270
Usha Martin Group Ltd.	323,760	195,737
		2,806,799

The accompanying notes are an integral part of these financial statements.

	Shares	Value
IRELAND—7.0%
Glanbiaplc	189,900	1,407,916
Greencore Group plc	1,283,468	1,564,462
IFG Group plc	829,985	1,615,846
United Drug plc	684,056	$1,933,768
		6,521,992

ITALY—2.5%
DeLclimaSpA	10	8
De’LonghiSpA	118,910	1,469,857
TreviFinanziariaSpA	152,900	905,655
		2,375,520

JAPAN—11.7%
Accordia Golf Co., Ltd.	1,653	1,259,581
BML Inc.	74,000	1,890,068
Chugoku Marine Paints Ltd.	268,100	1,649,296
Daicel Corporation	271,000	1,752,630
DaiichiKosho Co., Ltd.	83,600	1,653,437
Nichirei Corporation	333,000	1,567,724
Unipres Corporation	38,000	1,180,829
		10,953,565

NETHERLANDS—2.1%
Dockwise Ltd. (a)	93,944	1,935,665

NORWAY—5.5%
ABG Sundal Collier Holding ASA	1,563,800	1,354,663
SpareBank 1SMN	247,265	1,586,964
SpareBank Nord-Norge	209,731	1,165,857
Statoil Fuel & Retail ASA	160,900	1,024,203
		5,131,687

PHILIPPINES—2.4%
Manila Water Company, Inc.	4,081,170	2,205,267

SINGAPORE—3.5%
Breadtalk Group Ltd.	2,815,100	1,298,571
M1 Ltd.	987,300	1,994,466
		3,293,037

SOUTH AFRICA—1.4%
Clicks Group Limited	232,300	1,356,791

SWEDEN—4.3%
DuniAB	156,400	1,435,621
LoomisAB	82,300	1,175,137
NolatoAB	129,700	1,376,712
		3,987,470

The accompanying notes are an integral part of these financial statements.

	Shares	Value
SWITZERLAND—1.9%
Vetropack Holding AG	886	$1,739,315

TAIWAN—1.5%
Holtek Semiconductor Inc.	1,204,000	1,446,130

THAILAND—5.0%
Hana Microelectronics PCL	2,059,080	1,461,713
RatchaburiElec GEN Hodg-for	1,220,000	1,631,280
Thai Union Frozen Products PCL	684,395	1,569,561
		4,662,554

UNITED KINGDOM—15.3%
Alternative Networks plc	488,200	1,974,506
BBA Aviation plc	401,532	1,373,644
Character Group plc	496,900	1,131,941
Clarkson plc	64,500	1,355,893
CSR plc	331,900	1,219,793
Galliford Try plc	193,828	1,936,585
Halfords Group plc	245,046	1,216,716
The Restaurant Group plc	250,600	1,186,204
Vitec Group plc	147,082	1,583,570
Wetherspoon (J.D.) plc	196,400	1,291,653
		14,270,505
TOTAL COMMON STOCK
(Cost $76,268,530)		84,244,841

Preferred Stock—2.3%
GERMANY—2.3%
Dräegerwerk AG (Cost $894,194)	19,400	2,172,991

Warrants—5.2%
India—5.2%
KRBL Limited Derivative (a)	1,679,000	575,058
LIC Housing Finance Derivative	204,200	1,051,365
NIIT Technologies Derivative (a)	276,900	1,478,397
South Indian Bank Derivative (a)	2,535,250	1,229,089
Usha Martin Group Derivative (a)	807,100	487,973
(Cost $2,692,091)		4,821,881

The accompanying notes are an integral part of these financial statements.

Short Term Investments—2.1%

	Par Value	Value
Money Market—2.1%
State Street Global Advisors FDS
(Cost $1,931,268)	$1,931,268	$1,931,268
TOTAL SHORT TERM INVESTMENTS—2.1%		1,931,268
TOTAL INVESTMENTS—99.9%
(Cost $81,786,083) (b)		93,170,981
OTHER ASSETS & LIABILITIES (NET)—0.1%		133,380
NET ASSETS—100%		$93,304,361

(a)	Non-income producing security
(b)	At March 31, 2012, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $81,911,788 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,460,215
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,201,022)
Net unrealized appreciation / (depreciation)	$11,259,193

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Consumer Discretionary	25.3%
Consumer Staples	12.0%
Information Technology	11.6%
Industrials	11.0%
Financials	10.4%
Telecommunication Services	6.5%
Health Care	6.4%
Utilities	6.3%
Materials	6.2%
Energy	2.1%
Cash and Other Assets	2.2%

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

	Small Cap	Micro Cap
Assets:
Investments at value (Includes collateral from securities on loan of $4,251,048: $0; $0; $4,921,331: $0: $0, respectively)* (Note 2)	$103,309,411	$4,218,832
Repurchase agreements/commercial paper	15,352	198,431
Total Investments	103,324,763	4,417,263
Foreign currency at value (Cost $52,749 for Emerging Markets, $312 for Foreign Value, and $11,549 for Foreign Value Small Cap)	—	—
Cash	—	—
Receivable from Advisor		89
Dividend, interest and foreign tax reclaims receivable	126,763	5,859
Receivable for investments sold	3,517,835	—
Receivable for shares of beneficial interest sold	152,537	264
Other assets	13,863	2,495
Total Assets	$107,135,761	$4,425,970
Liabilities:
Payable for investments purchased	$566,338	$78,819
Payable for shares of beneficial interest repurchased	25,015	—
Payable for compensation of manager (Note 3)	85,374	—
Payable for distribution fees (Note 3)	19,998	611
Payable to custodian	4,868	1,969
Payable to transfer agent (Note 3)	17,172	681
Payable for collateral received for securities loaned	4,251,048	—
Payable for foreign capital gain tax	—	—
Unrealized gain/(loss) on forward foreign currency contracts (Note 2)	—	—
Other accrued expenses and liabilities	54,842	—
Total Liabilities	$5,024,655	$82,080
Net Assets	$102,111,106	$4,343,890

*	Includes securities on loan to brokers with market value of $4,147,352; $0; $0; $4,567,550; $0; $0, respectively.

Quality	Emerging Markets	Foreign Value	Foreign Value Small Cap

$94,233,656	$164,752,341	$422,909,153	$93,170,981
276,268	634,079	59,451,000	—
94,509,924	165,386,420	482,360,153	93,170,981

—	52,888	319	11,539
25,032	—	—	—

315,075	356,983	2,634,860	484,900
424,846	—	—	—
—	271,472	535,148	133,122
7,527	7,239	22,387	—
$95,282,404	$166,075,002	$485,552,867	$93,800,542

$—	$—	$—	$255,206
33,961	54,826	189,301	—
67,353	137,665	405,872	78,161
19,413	31,097	80,608	15,264
3,353	—	15,529	2,145
16,300	26,638	84,405	16,423
	4,921,331	—	—
—	100,395	596,162	107,935

—	—	—	—
26,666	32,973	61,390	21,047
$167,046	$5,304,925	$1,433,267	$496,181
$95,115,358	$160,770,077	$484,119,600	$93,304,361

The accompanying notes are an integral part of these financial statements.

	Small Cap	Micro Cap
Net Assets Consist Of:
Shares of beneficial interest	$98,026,729	$3,935,942
Undistributed net investment income	(250,024)	—
Accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency	(21,629,365)	48,051
Unrealized appreciation/(depreciation) of investments and foreign denominated assets, liabilities and currency	25,963,766	359,897
Net Assets	$102,111,106	$4,343,890

Investments at cost	$77,360,997	$4,057,366

Net assets
Ordinary Shares	$95,869,541	$2,999,939
Institutional Shares	$6,241,565	$1,343,950
Shares of beneficial interest outstanding (unlimited number of shares authorized)
Ordinary Shares	4,709,139	255,894
Institutional Shares	271,335	118,332
Net asset value and offering price per share**
Ordinary Shares	$20.36	$11.72
Institutional Shares	$23.00	$11.36

Quality	Emerging Markets	Foreign Value	Foreign Value Small Cap

$94,156,510	$173,605,619	$722,529,289	$83,437,413
296,610	1,511,941	4,231,673	1,368,679

(9,526,782)	(26,627,334)	(262,552,336)	(2,786,940)

10,189,020	12,279,851	19,910,974	11,285,209
$95,115,358	$160,770,077	$484,119,600	$93,304,361

$84,320,904	$153,003,494	$461,869,300	$81,786,083

$92,557,401	$145,201,040	$386,010,804	$72,737,260
$2,557,957	$15,569,037	$98,108,796	$20,567,101

6,459,184	6,406,043	28,302,095	8,066,871
171,086	677,871	7,197,775	2,278,552

$14.33	$22.67	$13.64	$9.02
$14.95	$22.97	$13.63	$9.03

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF OPERATIONS
For the Year/Period Ended March 31, 2012

	Small Cap	Micro Cap**
Investment Income:
Dividends*	$1,165,420	$42,504
Interest	191	9
Sec Lending Income	112,073	—
Miscellaneous (Note 2)	—	—
Total Investment Income	$1,277,684	$42,513
Expenses:
Compensation of manager (Note 3)	1,038,222	13,792
Distribution fees, Ordinary Shares (Note 3)	243,150	2,498
Administrative Fees (Note 3)	38,906	421
Custodian and fund accounting fees	51,188	7,747
Regulatory and Compliance (Note 3)	24,289	256
Transfer agent fees (Note 3):
Ordinary Shares	170,961	1,847
Institutional Shares	11,257	683
Audit and legal	49,932	24,207
Registration fees	34,888	9,850
Insurance	9,630	109
Compensation of trustees (Note 3)	16,112	207
Printing	15,662	189
Miscellaneous	14,226	167
Total expenses before waivers/reimbursements/reductions	1,718,423	61,973
Waivers and/or reimbursements of expenses (Note 3)	—	(35,339)
Fees reduced by credits allowed by custodian (Note 3)	—	—
Expenses, Net	$1,718,423	$26,634
Net investment income/(loss)	$(440,739)	$15,879
Realized and unrealized gain/(loss) on investments, foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments	$9,436,737	$59,515
Foreign denominated assets, liabilities, and currency	—	—
Future Contracts	—	—
Change in unrealized appreciation/(depreciation) of:
Investments	(8,042,519)	359,897
Foreign denominated assets, liabilities, and currency	—	—
Net realized and unrealized gain/(loss) on investment and foreign currency	1,394,218	419,412
Net increase/(decrease) in net assets resulting from operations	$953,479	$435,291

*
Dividends are net of withholding taxes of $7,031 for Small Cap, $73 for Micro Cap $57,663 for Quality, $631,220 for Emerging Markets, $1,456,234 for Foreign Value, and $184,950 for Foreign Value Small Cap.

**	Commenced operations on September 7, 2011. Information presented is for the period September 7, 2011 to March 31, 2012.

Quality	Emerging Markets	Foreign Value	Foreign Value Small Cap

$2,124,618	$5,673,800	$10,770,974	$3,547,326
88	—	15,486	1,215
54,999	95,508	—	—
—	25	—	—
$2,179,705	$5,769,333	$10,786,460	$3,548,541

782,263	1,622,541	4,229,947	923,407
192,325	375,956	841,476	177,408
28,351	60,667	155,684	34,448
35,200	245,830	217,500	71,500
17,578	37,682	96,775	21,396

127,914	253,649	563,689	119,865
2,198	19,592	142,389	34,882
37,926	85,549	201,059	43,549
27,159	42,966	45,987	34,996
7,074	14,911	38,466	8,473
11,993	24,938	64,675	14,126
11,593	24,219	62,701	13,755
10,528	24,879	64,167	12,328

1,292,102	2,833,379	6,724,515	1,510,133
(120,583)	—	—	—
—	—	—	—
$1,171,519	$2,833,379	$6,724,515	$1,510,133
$1,008,186	$2,935,954	$4,061,945	$2,038,408

$2,984,631	$9,419,323	$(40,237,893)	$(1,548,613)
—	(154,619)	235,613	71,589
—	—	—	—

9,457,654	(26,193,144)	10,709,571	(9,042,727)
—	46,988	204,249	(86,392)

12,442,285	(16,881,452)	(29,088,460)	(10,606,143)

$13,450,471	$(13,945,498)	$(25,026,515)	$(8,567,735)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Small Cap
	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(440,739)	$264,891
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	9,436,737	6,902,815
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(8,042,519)	14,682,547
Net increase/(decrease) from operations	$953,479	$21,850,253

Distributions to shareholders from:
Net investment income
Ordinary shares	$(236,963)	$(529,869)
Institutional shares	(27,904)	(46,439)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(264,867)	$(576,308)

Fund share transactions (Note 8)	(20,058,907)	(6,382,018)
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$(19,370,295)	$14,891,927
Net assets beginning of period	121,481,401	106,589,474
Net assets end of period*	$102,111,106	$121,481,401

* Includes undistributed net investment income/(loss) of:	$(250,024)	$264,541

The accompanying notes are an integral part of these financial statements.

Micro Cap
Period Ended March 31, 2012**
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$15,879
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	59,515
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	359,897
Net increase/(decrease) from operations	$435,291

Distributions to shareholders from:
Net investment income
Ordinary shares	$(21,193)
Institutional shares	(6,150)
Net realized gains
Ordinary shares	—
Institutional shares	—
Total distributions	$(27,343)

Fund share transactions (Note 8)	3,935,942
Contributions to capital from investment manager/brokers	—

Increase/(decrease) in net assets	$4,343,890
Net assets beginning of period	—
Net assets end of period*	$4,343,890

*Includes undistributed net investment income/(loss) of:	$—
**Commenced operations on September 7, 2011. Information presented is for the period September 7, 2011 to March 31, 2012.

The accompanying notes are an integral part of these financial statements.

	Quality
	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,008,186	$439,107
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	2,984,631	9,064,001
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	9,457,654	(4,514,062)
Net increase/(decrease) from operations	$13,450,471	$4,989,046

Distributions to shareholders from:
Net investment income
Ordinary shares	$(767,633)	$(505,181)
Institutional shares	(11,723)	(3,797)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(779,356)	$(508,978)

Fund share transactions (Note 8)	18,714,889	4,444,910
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$31,386,004	$8,924,978
Net assets beginning of period	63,729,354	54,804,376
Net assets end of period*	$95,115,358	$63,729,354

* Includes undistributed net investment income/(loss) of:	$296,610	$67,780

The accompanying notes are an integral part of these financial statements.

	Emerging Markets
	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$2,935,954	$2,459,680
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	9,264,704	41,413,000
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(26,146,156)	(5,430,264)
Net increase/(decrease) from operations	$(13,945,498)	$38,442,416

Distributions to shareholders from:
Net investment income
Ordinary shares	$(3,007,245)	$(2,386,187)
Institutional shares	(270,340)	(114,101)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(3,277,585)	$(2,500,288)

Fund share transactions (Note 8)	(9,659,603)	(80,263,559)
Contributions to capital from investment manager/brokers	—	604

Increase/(decrease) in net assets	$(26,882,686)	$(44,320,827)
Net assets beginning of period	187,652,763	231,973,590
Net assets end of period*	$160,770,077	$187,652,763

* Includes undistributed net investment income/(loss) of:	$1,511,941	$1,982,045

The accompanying notes are an integral part of these financial statements.

	Foreign Value
	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$4,061,945	$2,465,544
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	(40,002,280)	10,976,410
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	10,913,820	54,912,820
Net increase/(decrease) from operations	$(25,026,515)	$68,354,774

Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,725,884)	$(3,725,640)
Institutional shares	(716,459)	(976,013)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(2,442,343)	$(4,701,653)

Fund share transactions (Note 8)	63,247,944	(53,005,588)
Contributions to capital from investment manager/brokers	—	71

Increase/(decrease) in net assets	$35,779,086	$10,647,604
Net assets beginning of period	448,340,514	437,692,910
Net assets end of period*	$484,119,600	$448,340,514

* Includes undistributed net investment income/(loss) of:	$4,231,673	$2,376,458

The accompanying notes are an integral part of these financial statements.

	Foreign Value Small Cap
	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$2,038,408	$857,660
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	(1,477,024)	10,578,029
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(9,129,119)	277,560
Net increase/(decrease) from operations	$(8,567,735)	$11,713,249

Distributions to shareholders from:
Net investment income
Ordinary shares	(674,094)	(689,222)
Institutional shares	(250,427)	(97,556)
Net realized gains
Ordinary shares	(6,678,061)	(3,107,308)
Institutional shares	(1,935,417)	(314,276)
Total distributions	$(9,537,999)	$(4,208,362)

Fund share transactions (Note 8)	9,130,510	(38,298,704)
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$(8,975,224)	$(30,793,817)
Net assets beginning of period	102,279,585	133,073,402
Net assets end of period*	$93,304,361	$102,279,585

* Includes undistributed net investment income/ (loss) of:	$1,368,679	$183,510

The accompanying notes are an integral part of these financial statements.

PEAR TREE COLUMBIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$19.92	$16.45	$10.22	$19.45	$23.88
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.08)	0.04	0.11	0.06	0.07
Net realized and unrealized gain/(loss) on securities	0.57	3.52	6.15	(9.23)	(3.56)
Total from Investment Operations	0.49	3.56	6.26	(9.17)	(3.49)
Less Distributions:
Dividends from net investment income	(0.05)	(0.09)	(0.03)	—	(0.11)
Distributions from realized capital gains	—	—	—	(0.06)	(0.83)
Total Distributions	(0.05)	(0.09)	(0.03)	(0.06)	(0.94)
Net Asset Value, End of Period	$20.36	$19.92	$16.45	$10.22	$19.45
Total Return (d)	2.48%	21.69%	61.27%	(47.11)%	(15.17)%
Net Assets, End of Period (000’s)	$95,870	$113,675	$99,444	$61,943	$119,949
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.67%	1.64%	1.65%	1.64%	1.59%*
Net	1.67%	1.64%	1.65%	1.64%	1.59%*
Ratio of net investment income (loss) to average net assets (c)	(0.44)%	0.23%	0.81%	0.31%	0.31%
Portfolio Turnover	53%	71%	50%	72%	39%

*	Expense ratio declined from year ended March 31, 2007 to 2008.The prior year was the result of the reduction of the 12b-1 fee from 50 basis points to 25 basis points on June 1, 2007.

The accompanying notes are an integral part of these financial statements.

	Institutional Shares
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$22.50	$18.56	$11.51	$21.86	$26.71
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.04)	0.09	0.20	0.10	0.12
Net realized and unrealized gain/(loss) on securities	0.63	3.98	6.91	(10.39)	(3.94)
Total from Investment Operations	0.59	4.07	7.11	(10.29)	(3.82)
Less Distributions:
Dividends from net investment income	(0.09)	(0.13)	(0.06)	—	(0.20)
Distributions from realized capital gains	—	—	—	(0.06)	(0.83)
Total Distributions	(0.09)	(0.13)	(0.06)	(0.06)	(1.03)
Net Asset Value, End of Period	$23.00	$22.50	$18.56	$11.51	$21.86
Total Return (d)	2.69%	21.98%	61.83%	(47.04)%	(14.87)%
Net Assets, End of Period (000’s)	$6,242	$7,806	$7,146	$7,281	$24,282
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.42%	1.39%	1.41%	1.42%	1.30%
Net	1.42%	1.39%	1.41%	1.42%	1.30%
Ratio of net investment income (loss) to average net assets (c)	(0.19)%	0.48%	1.35%	0.48%	0.45%
Portfolio Turnover	53%	71%	50%	72%	39%
(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:

— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE COLUMBIA MICRO CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

Ordinary Shares
For the period ended March 31, 2012*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.06
Net realized and unrealized gain/(loss) on securities	1.76
Total from Investment Operations	1.82
Less Distributions:
Dividends from net investment income	(0.10)
Distributions from realized capital gains	—
Total Distributions	(0.10)
Net Asset Value, End of Period*	$11.72
Total Return (d)	18.36%
Net Assets, End of Period (000’s)	$3,000
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	4.58%**
Net	2.00%**
Ratio of net investment income (loss) to average net assets (c)	1.08%**
Portfolio Turnover	67%

The accompanying notes are an integral part of these financial statements.

Institutional Shares
For the period ended March 31, 2012*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.08
Net realized and unrealized gain/(loss) on securities	1.38
Total from Investment Operations	1.46
Less Distributions:
Dividends from net investment income	(0.10)
Distributions from realized capital gains	—
Total Distributions	(0.10)
Net Asset Value, End of Period*	$11.36
Total Return (d)	14.75%
Net Assets, End of Period (000’s)	$1,344
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	4.28%**
Net	1.75%**
Ratio of net investment income (loss) to average net assets (c)	1.34%**
Portfolio Turnover	67%
*	Fund commenced operations on September 12, 2011 for Ordinary and September 7, 2011 for Institutional.

**	Annualized.

(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. Not Annualized. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:

— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.36	$11.37	$8.24	$14.07	$17.04
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.17	0.09	0.05	(0.04)	(0.09)
Net realized and unrealized gain/(loss) on securities	1.92	1.01	3.10	(5.78)	(2.30)
Total from Investment Operations	2.09	1.10	3.15	(5.82)	(2.39)
Less Distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.02)	(0.01)	—
Distributions from realized capital gains	—	—	—	—	(0.58)
Total Distributions	(0.12)	(0.11)	(0.02)	(0.01)	(0.58)
Net Asset Value, End of Period	$14.33	$12.36	$11.37	$8.24	$14.07
Total Return (d)	16.99%	9.78%	38.30%	(41.36)%	(14.43)%
Net Assets, End of Period (000’s)	$92,557	$62,920	$54,213	$43,014	$69,767
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.66%	1.93%	2.10%	2.71%	2.18%
Net including dividend and interest expense for securities sold short	1.51%	1.89%	2.10%	2.71%	2.12%
Net excluding dividend and interest expense for securities sold short	1.51%	1.85%	1.92%	1.98%	1.90%
Ratio of net investment income (loss) to average net assets (c)	1.28%	0.84%	0.50%	(0.38)%	(0.52)%
Portfolio Turnover Excluding Short Positions (f)	68%	283%	191%	207%	171%
Note: This fund changed its investment strategy on January 27, 2011.

The accompanying notes are an integral part of these financial statements.

	Institutional Shares
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.85	$11.80	$8.54	$14.71	$17.80
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.25	0.12	0.08	(0.10)	(0.10)
Net realized and unrealized gain/(loss) on securities	1.99	1.06	3.22	(6.02)	(2.41)
Total from Investment Operations	2.24	1.18	3.30	(6.12)	(2.51)
Less Distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.04)	(0.05)	—
Distributions from realized capital gains	—	—	—	—	(0.58)
Total Distributions	(0.14)	(0.13)	(0.04)	(0.05)	(0.58)
Net Asset Value, End of Period	$14.95	$12.85	$11.80	$8.54	$14.71
Total Return (d)	17.57%	10.07%	38.71%	(41.66)%	(14.49)%
Net Assets, End of Period (000’s)	$2,558	$809	$591	$584	$1,009
Ratios and Supplemental Data :
Ratios of expenses to average net assets: (e)
Gross	1.41%	1.71%	1.81%	3.19%	2.23%
Net including dividend and interest expense for securities sold short	1.00%	1.67%	1.81%	3.19%	2.17%
Net excluding dividend and interest expense for securities sold short	1.00%	1.63%	1.63%	2.46%	1.95%
Ratio of net investment income (loss) to average net assets (c)	1.85%	1.08%	0.75%	(0.86)%	(0.56)%
Portfolio Turnover Excluding Short Positions (f)	68%	283%	191%	207%	171%
Note: This Fund changed its investment strategy on January 27, 2011 from Long / Short to Quality.

(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:

— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f)	Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$25.18	$21.23	$12.06	$27.04	$23.34
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.41	0.24	0.18	0.33	0.26
Net realized and unrealized gain/(loss) on securities	(2.44)	3.96	9.05	(14.76)	4.42
Total from Investment Operations	(2.03)	4.20	9.23	(14.43)	4.68
Less Distributions:
Dividends from net investment income	(0.48)	(0.25)	(0.06)	(0.43)	(0.16)
Distributions from realized capital gains	—	—	—	(0.12)	(0.82)
Total Distributions	(0.48)	(0.25)	(0.06)	(0.55)	(0.98)
Net Asset Value, End of Period	$22.67	$25.18	$21.23	$12.06	$27.04
Total Return (d)	(7.80)%	19.86%	76.56%	(53.27)%	19.35%
Net Assets, End of Period (000’s)	$145,201	$176,386	$205,727	$164,133	$491,462
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.76%	1.77%	1.74%	1.67%	1.60%
Net	1.76%	1.77%	1.74%	1.67%	1.60%
Ratio of net investment income (loss) to average net assets (c)	1.80%	1.05%	0.99%	1.66%	0.91%
Portfolio Turnover	56%	68%	120%	67%	18%

The accompanying notes are an integral part of these financial statements.

	Institutional Shares
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$25.53	$21.48	$12.19	$27.46	$23.67
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.41	0.42	0.27	0.34	0.33
Net realized and unrealized gain/(loss) on securities	(2.42)	3.89	9.11	(14.98)	4.50
Total from Investment Operations	(2.01)	4.31	9.38	(14.64)	4.83
Less Distributions:
Dividends from net investment income	(0.55)	(0.26)	(0.09)	(0.51)	(0.22)
Distributions from realized capital gains	—	—	—	(0.12)	(0.82)
Total Distributions	(0.55)	(0.26)	(0.09)	(0.63)	(1.04)
Net Asset Value, End of Period	$22.97	$25.53	$21.48	$12.19	$27.46
Total Return (d)	(7.56)%	20.14%	77.02%	(53.17)%	19.67%
Net Assets, End of Period (000’s)	$15,569	$11,267	$26,247	$25,664	$40,501
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.52%	1.51%	1.50%	1.48%	1.39%
Net	1.52%	1.51%	1.50%	1.48%	1.39%
Ratio of net investment income (loss) to average net assets (c)	1.81%	1.94%	1.48%	1.82%	1.12%
Portfolio Turnover	56%	68%	120%	67%	18%
(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:

— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.68	$12.45	$6.97	$19.87	$23.07
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.12	0.07	0.13	0.35	0.19
Net realized and unrealized gain/(loss) on securities	(1.09)	2.31	5.71	(11.53)	(2.11)
Total from Investment Operations	(0.97)	2.38	5.84	(11.18)	(1.92)
Less Distributions:
Dividends from net investment income	(0.07)	(0.15)	(0.36)	(0.11)	(0.19)
Distributions from realized capital gains	—	—	—	(1.61)	(1.09)
Total Distributions	(0.07)	(0.15)	(0.36)	(1.72)	(1.28)
Net Asset Value, End of Period	$13.64	$14.68	$12.45	$6.97	$19.87
Total Return (d)	(6.55)%	19.17%	84.05%	(55.95)%	(8.71)%
Net Assets, End of Period (000’s)	$386,011	$369,550	$369,626	$193,798	$781,136
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.64%	1.62%	1.62%	1.62%	1.56%
Net	1.64%	1.62%	1.62%	1.62%	1.56%
Ratio of net investment income (loss) to average net assets (c)	0.93%	0.56%	1.17%	2.49%	0.83%
Portfolio Turnover	18%	9%	24%	20%	44%

The accompanying notes are an integral part of these financial statements.

	Institutional Shares
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.68	$12.45	$6.98	$19.98	$23.19
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.14	0.10	0.14	0.38	0.26
Net realized and unrealized gain/(loss) on securities	(1.09)	2.31	5.71	(11.60)	(2.13)
Total from Investment Operations	(0.95)	2.41	5.85	(11.22)	(1.87)
Less Distributions:
Dividends from net investment income	(0.10)	(0.18)	(0.38)	(0.17)	(0.25)
Distributions from realized capital gains	—	—	—	(1.61)	(1.09)
Total Distributions	(0.10)	(0.18)	(0.38)	(1.78)	(1.34)
Net Asset Value, End of Period	$13.63	$14.68	$12.45	$6.98	$19.98
Total Return (d)	(6.34)%	19.48%	84.12%	(55.85)%	(8.49)%
Net Assets, End of Period (000’s)	$98,109	$78,790	$68,067	$47,090	$140,999
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.39%	1.37%	1.37%	1.38%	1.32%
Net	1.39%	1.37%	1.37%	1.38%	1.32%
Ratio of net investment income (loss) to average net assets (c)	1.07%	0.79%	1.29%	2.77%	1.18%
Portfolio Turnover	18%	9%	24%	20%	44%
(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:

— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Period Ended March 31,
	2012	2011	2010	2009*
Net Asset Value, Beginning of Period	$11.19	$10.28	$4.82	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.21	0.09	0.07	0.03
Net realized and unrealized gain/(loss) on securities	(1.29)	1.25	5.42	(5.15)
Total from Investment Operations	(1.08)	1.34	5.49	(5.12)
Less Distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.03)	(0.04)
Distributions from realized capital gains	(0.99)	(0.35)	—	(0.02)
Total Distributions	(1.09)	(0.43)	(0.03)	(0.06)
Net Asset Value, End of Period*	$9.02	$11.19	$10.28	$4.82
Total Return (d)	(8.20)%	13.12%	114.00%	(51.25)%
Net Assets, End of Period (000’s)	$72,737	$78,307	$124,971	$18,978
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.70%	1.69%	1.64%	2.00%**
Net	1.70%	1.69%	1.64%	1.97%**
Ratio of net investment income (loss) to average net assets (c)	2.14%	0.82%	0.82%	0.66%**
Portfolio Turnover	22%	54%	14%	10%

The accompanying notes are an integral part of these financial statements.

	Institutional Shares
	Years Ended March 31,
	2012	2011	2010	2009*
Net Asset Value, Beginning of Period	$11.21	$10.30	$4.82	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.24	0.09	0.11	0.07
Net realized and unrealized gain/(loss) on securities	(1.30)	1.28	5.41	(5.19)
Total from Investment Operations	(1.06)	1.37	5.52	(5.12)
Less Distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.04)	(0.04)
Distributions from realized capital gains	(0.99)	(0.35)	—	(0.02)
Total Distributions	(1.12)	(0.46)	(0.04)	(0.06)
Net Asset Value, End of Period*	$9.03	$11.21	$10.30	$4.82
Total Return (d)	(7.99)%	13.40%	114.55%	(51.20)%
Net Assets, End of Period (000’s)	$20,567	$23,973	$8,103	$3,592
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.43%	1.44%	1.43%	1.88%**
Net	1.43%	1.44%	1.43%	1.85%**
Ratio of net investment income (loss) to average net assets (c)	2.45%	0.92%	1.27%	1.10%**
Portfolio Turnover	22%	54%	14%	10%
*	Fund commenced operations May 1, 2008.

**	Annualized.

(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:

— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust

Pear Tree Funds, formerly known as Quantitative Group of Funds d/b/a “Quant Funds” (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Trust currently has six series (each a “Fund” and collectively the “Funds”) each with a distinct investment objective.

Pear Tree Columbia Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation.

Pear Tree Columbia Micro Cap Fund (“Micro Cap”) seeks maximum long-term capital appreciation. Micro Cap accepted its first subscription and began trading securities on September 7, 2011.

Pear Tree Quality Fund (“Quality”) seeks long-term growth of capital.

Pear Tree PanAgora Dynamic Emerging Markets Fund (“Emerging Markets”) seeks long- term growth of capital. Prior to February 1, 2012, the Fund was called Pear Tree Emerging Markets Fund.

Pear Tree Polaris Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income.

Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”) seeks long-term capital growth and income.

Each Fund offers two classes of shares, designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting, redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares.

At times, a Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal risks is contained in the Fund’s prospectus. Please refer to those documents when considering a Fund’s risks.

2. Significant Accounting Policies

Each Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles. Those principals require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Security Valuation

Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities, where no such sales have been recently reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Funds’ Board of Trustees (the “Trustees”), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost.

Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using the Valuation Procedures. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2012
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$86,478,903	$—	$ —	$86,478,903
Depository Receipts	1,706,838	—	—	1,706,838
Limited Partnerships	60,472			60,472
Real Estate Inv. Trusts	10,812,150	—	—	10,812,150
Short Term Investments	4,251,048	15,352	—	4,266,400
Total	$103,309,411	$15,352	$—	$103,324,763

Micro Cap
Common Stock*	$3,878,989	$—	$—	$3,878,989
Limited Partnerships	68,935	—	—	68,935
Mutual Funds	185,091	—	—	185,091
Real Estate Inv. Trusts	85,817	—	—	85,817
Short Term Investments	—	198,431	—	198,431
Total Assets	$4,218,832	$ 198,431	$—	$4,417,263

	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2012
	Level 1	Level 2	Level 3	Total
Quality
Common Stock*	$79,102,675	$—	$—	$79,102,675
Depository Receipts	15,130,981	—	—	15,130,981
Short Term Investments	—	276,268	—	276,268
Total Assets	$94,233,656	$276,268	$—	$94,509,924

Emerging Markets
Common Stock*	$125,324,025	$2,986,871	$—	$128,310,896
Common Stock Units	801,608	—	—	801,608
Depository Receipts	21,446,125	—	—	21,446,125
Mutual Funds	174,358	—	—	174,358
Preferred Stock	8,993,350	—	—	8,993,350
Real Estate Inv. Trusts	104,673	—	—	104,673
Short Term Investments	4,921,331	634,079	—	5,555,420
Total	$161,765,469	$3,620,950	$—	$165,386,420

Foreign Value
Common Stock*	$358,609,724	$7,458,922	$—	$366,068,646
Depository Receipts	25,701,161	—	—	25,701,161
Short Term Investments	31,139,346	59,451,000	—	90,590,346
Total	$415,450,231	$66,909,922	$—	$482,360,153

Foreign Value Small Cap
Common Stock*	$79,337,525	$4,662,554	$244,762	$84,244,841
Preferred Stock	2,172,991	—	—	2,172,991
Short Term Investments	1,931,268		—	1,931,268
Warrants	—	4,821,881	—	4,821,881
Total	$83,441,784	$9,484,435	$244,762	$93,170,981

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value.

Foreign Value Small Cap Common Stock
Balance as of 3/31/2011	$2,263,456
Realized gain (loss)	$(1,558,665)
Changed in unrealized appreciation (depreciation)	$(423,043)
Sales	$(36,986)
Balances as of 03/31/2012	$244,762

*	Refer to Schedule of Investments for breakout by industry or country.
*	There were no transfers in or out of Level 1 or Level 2 securities for the fiscal year ended March 31, 2012.
*	Common stock labeled as Level 2 for Emerging Markets and Foreign Value are categorized as Thailand securities in the Schedule of Investments.
*	Common stock labeled as a Level 3 security in Foreign Value Small Cap is categorized as a China security in the Schedule of Investments.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those observable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statements disclosures.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial were issued. There were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds’ financial statements.

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or a capital gain is recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements

The Funds’ custodian takes possession of securities collateralizing repurchase agreements through the federal book-entry system. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

Short Sales

From time to time, a Fund may engage in short sales (selling securities it did not own) as part of its investment activities. Upon selling a security short, the Fund’s Custodian segregates cash, cash equivalents or other appropriate liquid securities in an amount equal to the then current market value of the securities sold short and maintains such collateral until the Fund replaces the borrowed security. A Fund that borrows a security generally is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. Liabilities for securities sold short are valued daily and are recorded as unrealized appreciation (depreciation) on investments and securities sold short. The Fund records realized gain (loss) on a security sold short when a short position is terminated by the Fund. The Fund incures a loss if the price of a security increased between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of borrowed security declines between the date of a short sale and the date the Fund replaces the borrowed security.

Securities Lending

To generate additional income, each the Small Cap Fund, Emerging Markets Fund and Foreign Value Fund use Securities Finance Trust Company (“eSecLending”) as lending agent. The Small Cap Fund, Emerging Markets Fund and Foreign Value Fund may each lend up to 30% of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured by cash or securities. Securities are loaned by eSecLending to certain pre-approved brokers (“the borrowers”). The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105% of the market value of borrowings for the Emerging Markets and Foreign Value Funds, and 102% of the borrowings for the Small Cap Fund. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund.

The Trust uses State Street Bank and Trust Company (“State Street”) as lending agent for the Quality Fund pursuant to a Securities Lending Authorization Agreement. The Quality may lend up to 331&sol;3% of its assets. Securities are loaned by State Street to certain pre-approved borrowers. The initial collateral received shall have (depending on the nature of the loaned securities and the collateral received) a value of 102% or 105% of the market value of the loaned securities, or such other value, but not less than 102% of the market value of the loaned securities, as may be applicable in the jurisdiction in which such loaned securities are customarily traded. Collateral of cash and/or securities is marked-to-market daily. Cash collateral is invested in a registered money market fund that may be managed by State Street or one of its affiliates.

Risks such as delay in recovery of securities may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance written by highly rated third party insurers to cover these potential risks. State Street provides indemnification against borrower default.

At March 31, 2012, the following Funds had collateral and loans outstanding of:

	Value of Collateral	Value of Loaned Securities
Pear Tree Columbia Small Cap Fund	$4,251,048	$4,147,352
Pear Tree PanAgora Dynamic Emerging Markets Fund	4,921,331	4,567,550

Credit Facility

State Street has made available to the Trust an uncommitted unsecured demand line of credit in the amount of $15 million. State Street may look solely to the assets of the Fund for the enforcement of any claim against that Fund. For the year ended March 31, 2012, the average interest rate on the outstanding principal amount was 1.40%. During year ended March 31, 2012 Small Cap, Quality, and Emerging Markets had an outstanding average daily loan balance of $2,150, $77,960, and $183,776 respectively. The maximum amount outstanding for the current lending agreement during the period was $221,255 for Small Cap, $3,785,664 for Quality and $2,203,950 for Emerging Markets. Interest expense amounted to $17, $602, and $1,422 respectively. At March 31, 2012 their were no loan payable balances for any of the Funds.

Expenses and Class Allocations

The majority of the expenses of the Funds are attributed to the individual Fund and Class for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to distribution fees. Shareholders of each class share all expenses and fees paid to the transfer agent, Pear Tree Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3)

Distributions to Shareholders

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur 12b-1 distribution fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions

The Funds have entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily total net assets of each of the Funds.

Beginning January 27, 2011 the Manager has agreed until July 31, 2012 to waive 0.15 percent of its management fee if the Quality Fund’s average daily net assets are up to $100 million and 0.25 percent of its management fee if the Fund’s average daily net assets are $100 million or more. Beginning April 1, 2011, the Manager has agreed to waive or reimburse Fund expenses relating to Institutional Shares of Quality Fund such that the total annual fund operating expenses relating to Institutional Shares is not greater than 1.00 percent. The Board has the right to terminate either or both arrangements in its discretion. In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap to the extent that the total expenses of this Fund individually exceeds 2% of average net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the twelve months ended March 31, 2012 aggregate management fees were $8,610,172.

The Manager has entered into advisory contracts with the following subadvisors (collectively the “Advisors”) to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap, Quality and Micro Cap), PanAgora Asset Management, Inc. (Emerging Markets), and Polaris Capital Management, LLC (Foreign Value and Foreign Value Small Cap.)

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. Currently, the fees paid by the Manager to the Advisors of the Funds are as follows:

Small Cap	0.47% of average daily total net assets
Micro Cap	0.47% of average daily total net assets.
Quality	0.10% of the first $100 million and
0.08% of amounts in excess of $100 million but less than $250 million and
0.06% of amounts in excess of $250 million of average daily total net assets.
Emerging Markets*	0.47% of the first $300 million and
0.50% of amounts in excess of $300 million of average daily total net assets
Foreign Value	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of assets in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million of average daily total net assets;

*	Prior to February 1, 2012, the subadvisory fee paid was 0.40 as of the average daily net assets.

The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor received a monthly fee at the annual rate of (i) 0.25% of the average daily net asset value of the Ordinary Shares of the Funds.

Holders of Institutional Shares pay no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the year ended March 31, 2012 the aggregate distribution fees of the Funds were $1,832,813.

Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”) pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the year ended March 31, 2012, the aggregate fees of the Funds were $1,448,926.

Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2012, fees paid pursuant to this agreement were $318,477.

The Board of Trustees of the Funds has approved reimbursement to the Manager for certain costs associated with providing regulatory and compliance services to the Funds. For the year ended March 31, 2012, the Trustees have approved reimbursements that amounted to $197,976.

Custody and fund accounting services are provided by State Street. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

For the year ended March 31, 2012, each Trustee of the Trust who was not an “interested person” of the Trust, as that term is defined in the 1940 Act, received fee for serving in that role of $27,000, and each of the Chairman of the Board’s Audit Committee and the Lead Independent Trustee of the Board received an additional $3,000. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets.

4. Purchases and Sales

During the twelve months ended March 31, 2012, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Quality, Emerging Markets, Foreign Value, Foreign Value Small Cap and Micro Cap were $54,790,893, $73,145,322, $92,090,710, $73,676,860, $27,034,037 and $5,619,226, respectively. Sales of such securities for the Funds were $77,047,298, $53,037,573, $103,295,744, $69,947,465, $19,618,373 and $1,759,762, respectively.

5. Contingent Liability

The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300% of the annual premium, one third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Concentration of Risk

The relatively large investments of Emerging Markets in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

7. Federal Income Taxes

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2012. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. As of March 31, 2012 the capital loss carryovers were as follows:

Portfolio	Capital Loss Expires March 31, 2017	Capital Loss Expires March 31, 2018	Capital Loss Expires March 31, 2019	Capital Loss No Expiration Short Term	Total Capital Loss
Small Cap Fund		$$19,937,546	$—	$—	$19,937,546
Micro Cap Fund	—	—	—	—	—
Quality Fund	—	8,935,504	—	—	8,935,504
Emerging Markets Fund	—	23,648,614	—	—	23,648,614
Foreign Value Fund	73,956,484	131,156,114	10,547,106	—	215,659,704
Foreign Value Small Cap Fund	—	—	—	1,085,262	1,085,262

As a result of the passage of the Registered Investment Company Modification Act of 2010 (″the Act″), losses incurred in this fiscal year and beyond retain their character as short-term or long-term and have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. During the fiscal year ending March 31, 2012, capital loss carryovers in the amount of $9,577,081, $0,$3,509,557, $11,187,971, $6,652,336, and $0 were utilized by Small Cap, Micro Cap, Quality, Emerging Markets, Foreign Value, and Foreign Value Small Cap respectively.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009-2011, or expected to be taken in the Funds’ 2012 tax returns. The Funds identify their major tax jurisdictions at U.S. Federal and MassachusettsState; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark to market on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/(depreciation) in the table below includes unrealized tax gain/(loss) on foreign currency and investments.

	March 31, 2012
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferral	Net Tax Appreciation/ (Depreciation)	Total

Small Cap Fund	$—	$—	$(19,937,546)	$(771,971)	$24,793,895	$4,084,378
Micro Cap Fund	47,894	19	—	—	360,035	407,948
Quality Fund	296,610	—	(8,935,504)	—	9,597,742	958,848
Emerging Markets Fund	1,545,856	—	(23,648,614)	(2,071,374)	11,338,590	(12,835,542)
Foreign Value Fund	4,231,673	—	(215,659,704)	(46,890,214)	19,908,556	(238,409,689)
Foreign Value Small Cap Fund	1,373,631	—	(1,085,262)	(1,575,973)	11,154,552	9,866,948

At March 31, 2012, the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$264,867	$—	$—
Micro Cap Fund	27,343	—	—
Quality Fund	779,356	—	—
Emerging Markets Fund	3,277,585	—	—
Foreign Value Fund	2,442,343	—	—
Foreign Value Small Cap Fund	2,552,853	6,985,146	—

At March 31, 2011, the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$576,308	$—	$—
Quality Fund	508,978	—	—
Emerging Markets Fund	2,500,288	—	—
Foreign Value Fund	4,701,653	—	—
Foreign Value Small Cap Fund	786,778	3,421,584	—

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2012, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest, undistributed/(over-distributed) net investment income and accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency.

	Increase/(Decrease)
	Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Gain/ (Loss) on Investments and Foreign Denominated Assets, Liabilities and Currency
Small Cap Fund	$(191,459)	$191,041	$418
Micro Cap Fund	—	11,464	(11,464)
Quality Fund	—	—	—
Emerging Mkts. Fund	3	(128,473)	128,470
Foreign Value Fund	—	235,613	(235,613)
Foreign Value Small Cap Fund	—	71,281	(71,281)

The permanent differences primarily relate to net operating losses, wash sales, return of capital distributions by real estate investment trusts (REITs), foreign currency reclasses and adjustments for sale of shares in passive foreign investment corporations (PFICs).

8. Transactions in Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	204,289	$3,847,210	504,964	$9,036,002
Shares issued in reinvestment of distributions	12,559	223,433	26,733	499,111
Shares redeemed	(1,214,227)	(22,501,607)	(868,984)	(15,175,822)
Net Change	(997,379)	(18,430,964)	(337,287)	(5,640,709)

Institutional Shares
Shares sold	28,740	$602,217	33,512	$648,053
Shares issued in reinvestment of distributions	1,188	23,866	1,975	41,624
Shares redeemed	(105,589)	(2,254,026)	(73,515)	(1,430,986)
Net Change	(75,661)	(1,627,943)	(38,028)	(741,309)

Total Net Change For Fund		$(20,058,907)		$(6,382,018)

Micro-Cap
Ordinary Shares
Shares sold	257,286	$2,709,402
Shares issued in reinvestment of distributions	1,977	20,696
Shares redeemed	(3,369)	(38,426)
Net Change	255,894	2,691,672

Institutional Shares
Shares sold	117,795	$1,238,876
Shares issued in reinvestment of distributions	606	6,150
Shares redeemed	(69)	(756)
Net Change	118,332	1,244,270

Total Net Change for Fund		$3,935,942

	Year Ended March 31, 2012	Year Ended March 31, 2011
	Shares	Dollars	Shares	Dollars
Quality
Ordinary Shares
Shares sold	2,193,162	$28,121,497	753,057	$9,103,352
Shares issued in reinvestment of distributions	57,406	738,822	40,824	471,929
Shares redeemed	(881,877)	(11,630,783)	(473,260)	(5,324,465)
Net Change	1,368,691	17,229,536	320,621	4,250,816

Institutional Shares
Shares sold	109,858	$1,509,683	34,077	$434,510
Shares issued in reinvestment of distributions	875	11,723	316	3,797
Shares redeemed	(2,617)	(36,053)	(21,480)	(244,213)
Net Change	108,116	1,485,353	12,913	194,094

Total Net Change For Fund		$18,714,889		$4,444,910

Emerging Markets
Ordinary Shares
Shares sold	1,459,911	$31,633,636	3,675,329	$82,415,682
Shares issued in reinvestment of distributions	139,649	2,774,833	93,424	2,247,776
Shares redeemed	(2,199,616)	(49,591,856)	(6,451,916)	(146,132,731)
Net Change	(600,056)	(15,183,387)	(2,683,163)	(61,469,273)

Institutional Shares
Shares sold	381,612	$8,900,177	307,919	$6,681,226
Shares issued in reinvestment of distributions	11,730	235,896	4,601	112,212
Shares redeemed	(156,767)	(3,612,289)	(1,093,015)	(25,587,724)
Net Change	236,575	5,523,784	(780,495)	(18,794,286)

Total Net Change For Fund		$(9,659,603)		$(80,263,559)

	Year Ended March 31, 2012	Year Ended March 31, 2011
	Shares	Dollars	Shares	Dollars
Foreign Value
Ordinary Shares
Shares sold	8,250,958	$105,991,337	3,241,340	$41,652,537
Shares issued in reinvestment of distributions	143,827	1,675,579	263,174	3,621,279
Shares redeemed	(5,266,706)	(70,053,784)	(8,025,937)	(96,826,111)
Net Change	3,128,079	37,613,132	(4,521,423)	(51,552,295)

Institutional Shares
Shares sold	2,584,272	$35,601,604	498,257	$6,338,939
Shares issued in reinvestment of distributions	54,464	633,418	58,949	810,543
Shares redeemed	(809,126)	(10,600,210)	(658,345)	(8,602,775)
Net Change	1,829,610	25,634,812	(101,139)	(1,453,293)

Total Net Change For Fund		$63,247,944		$(53,005,588)
Foreign Value Small Cap
Ordinary Shares
Shares sold	1,176,878	$11,068,644	2,979,093	$31,548,656
Shares issued in reinvestment of distributions	926,810	7,256,917	343,469	3,723,203
Shares redeemed	(1,032,500)	(10,170,266)	(8,487,003)	(88,399,013)
Net Change	1,071,188	8,155,295	(5,164,441)	(53,127,154)

Institutional Shares
Shares sold	315,655	$3,043,564	1,344,178	$14,744,709
Shares issued in reinvestment of distributions	254,131	1,992,383	37,867	410,859
Shares redeemed	(429,734)	(4,060,732)	(30,573)	(327,118)
Net Change	140,052	975,215	1,351,472	14,828,450

Total Net Change for Fund		$9,130,510		$(38,298,704)

Federal Tax Information (unaudited)

Designation Requirements at March 31, 2012
Qualified Dividend Income Percentage
Small Cap Fund	100%
Micro Cap	43%
Quality Fund	100%
Emerging Markets Fund	100%
Foreign Value Fund	100%
Foreign Value Small Cap Fund	87%

The Funds may elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the year ended March 31, 2012. The total amount of foreign taxes that is expected to pass through to shareholders and the respective foreign source income are as follows:

	Foreign Tax Credit	Foreign Source Income
Emerging Market Fund	583,807	6,305,044
Foreign Value Fund	1,456,234	12,227,208
Foreign Value Small Cap	184,950	3,545,400

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.

Portfolio Proxy Voting Policies and Information

Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2011 is available without charge online at www.peartreefunds.com and at www.sec.gov . You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

PEAR TREE FUNDS

MANAGEMENT CONTRACT AND ADVISORY

CONTRACT APPROVAL (unaudited)

On November 11, 2011, the Board of Trustees of the Trust, including those Trustees who were not “interested persons” of the Trust or the Manager (the “Independent Trustees”), approved an amended sub-advisory agreement (the “Amended Advisory Agreement”) between the Manager and PanAgora Capital Management, LLC (“PanAgora”) relating to the Pear Tree PanAgora Dynamic Emerging Markets Fund (the “Fund”). The Amended Advisory Agreement amended the then-current sub-advisory agreement (the “Advisory Agreement”) between the Manager and PanAgora, which had been last reapproved by the Board in May 2011.

Prior to approving the Amended Advisory Agreement, the Board completed a review of certain information from the Manager and PanAgora, including the following: (a) information provided by PanAgora in connection with the annual contract review of the Fund; (b) other information relevant to an evaluation of the nature, extent and quality of the services provided by PanAgora to the Fund; and (c) the Manager’s recommendation that the Amended Advisory Agreement be approved.

The Independent Trustees relied upon the advice of independent counsel and all Trustees relied on their own business judgment in determining the material factors to be considered in evaluating the Amended Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the reappointment of PanAgora.

Nature, Quality and Extent of Services Provided. In considering whether to approve the Amended Advisory Agreement, the Board evaluated the nature, extent and quality of services expected to be provided to the Fund by PanAgora. The Board considered the investment management and related services currently provided by PanAgora, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered information provided by the Manager and PanAgora as to the operations, facilities, organization and personnel of PanAgora, and information provided by the Manager and PanAgora describing the qualifications and experience of the individuals who would be responsible for performing various investment related services to the Fund. The information included information provided at the meeting and certain information previously provided by PanAgora to the Board in connection with the renewal of the Advisory Agreement. The Board also considered whether PanAgora had the capabilities, resources and personnel necessary to continue to provide advisory services to The Fund, and concluded that it did. The Board also considered the quality of the compliance program of PanAgora based on PanAgora’s current role serving as the sub-advisor with respect to the Fund. Additionally, the Board considered the demonstrated ability of PanAgora to work cooperatively with the Manager and the officers of the Trust on investment, compliance and administrative matters relating to the Fund.

The Board concluded that it was satisfied with the nature, extent and quality of services expected to be provided by PanAgora.

Investment Performance. The Board reviewed the Fund’s investment performance as well as the performance of a Selected Peer Group of mutual funds, and the performance of an appropriate index or combination of indices. The Board noted that the Fund underperformed its Selected Peer Group for the three- and five- year periods, but outperformed the Selected Peer Group for the one- and ten- year periods.

Sub-advisory Fees and Expenses. The Board considered the Fund’s management fee, proposed amended subadvisory fee and expense ratio compared with the fees and expense ratios of the Selected Peer Group. The Board noted that the Fund’s management fee is above the average and the median of the funds in its Selected Peer Group, and that the Fund’s total expense ratio is above the average and the median of the Fund’s Sub-Advised Peer Group. Additionally, the Board noted that the Fund’s contractual management fee is competitive with the assets weighted average of the Selected Peer Group at all asset levels presented and is lower than the assets weighted average of the Sub-Advised Peer Group at all asset levels presented, even with the proposed increase in fees payable to PanAgora. After reviewing the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by PanAgora, the Board concluded that the sub-advisory fee is fair and reasonable.

Profitability. The Board did not consider the profitability of PanAgora to be a material factor based on the representation from the Manager that it negotiated the sub-advisory fee with PanAgora on an arm’s-length basis.

Economies of Scale.The Board considered the extent to which economies of scale can be expected to be realized by PanAgora, on the one hand, and the Fund, on the other hand, as the assets of the Fund increase. In this regard, the Trustees noted that the fee levels and breakpoints contained in the proposed management fee, including the proposed management fee waiver, and the proposed sub-advisory fee would not result in any increase in expenses to the Fund at increased asset levels. The Trustees also noted that the proposed management fee arrangements would be expected to result in lower revenues to the Manager at current and expected increased future asset levels. Based on the foregoing, the Board concluded that the proposed fee schedule, including the breakpoints in the sub-advisory fee, was acceptable.

Other Benefits to the Sub-Adviser. The Board considered the incidental, or “fall-out,” benefits that accrue to PanAgora and any of its affiliates by virtue of its relationship to the Fund. The Board concluded that incidental benefits were reasonable.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, concluded that the sub-advisory fee to be paid to PanAgora, as proposed, is fair and reasonable, and that the Amended Advisory Agreement should be approved.

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Pear Tree Funds

We have audited the accompanying statements of assets and liabilities of the Pear Tree Columbia Small Cap Fund (formerly Quant Small Cap Fund),Pear Tree Columbia Micro Cap Fund, Pear Tree Quality Fund (formerly Quant Quality Fund), Pear Tree PanAgora Dynamic Emerging Markets Fund (formerly Quant Emerging Markets Fund), Pear Tree Foreign Value Fund (formerly Quant Foreign Value Fund) and Pear Tree Polaris Foreign Value Small Cap Fund (formerly Quant Foreign Value Small Cap Fund), each series of the Pear Tree Funds (“the Funds”) formerly the Quantitative Group of Funds, including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended except for the Pear Tree Polaris Foreign Value Small Cap Fund in which the financial highlights were for each of the three years in the period then ended and the period May 1, 2008 (commencement of operations) to March 31, 2009 and the Pear Tree Columbia Micro Cap Fund in which the statement of operations, statement of changes in net assets and the financial highlights were for the period September 7, 2011 (commencement of operations) to March 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Pear Tree Funds, as of March 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 29, 2012

PEAR TREE FUNDS

PRIVACY NOTICE

WHAT DO WE DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Numbers
• Names, Addresses and Telephone numbers
• Account Balances
• Account Transactions
• Transaction History
• Information regarding your investments in the Pear Tree Mutual Funds
• Other account information

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Pear Tree chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transaction, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	CALL 1-800-326-2151

Who is providing this notice?
Pear Tree Advisors, Inc. and its Affiliates (collectively “Pear Tree”). Our affiliates include the following entities:
•Pear Tree Advisors, Inc.•Pear Tree Funds
•Pear Tree Partners, LP•U.S. Boston Capital Corporation
We do not share information among our affiliates for marketing purposes.

What we do
How does Pear Tree protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These include computer safeguards and secured files and buildings.
How does Pear Tree collect my personal information?
We collect your personal information, for example, when you:
• Open an account
• Send us a check or wire
• Provide account information
• Give us your contact information
• Transfer assets from another firm

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• Affiliates’ everyday business purposes — information about your creditworthiness
• Affiliates from using your information to market to you
• Non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Pear Tree does notshare your information with affiliates to enable their marketing efforts.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Pear Tree does notshare with non-affiliates to enable their marketing efforts.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Pear Tree does not participate in joint marketing efforts

PEAR TREE FUNDS

TRUSTEES AND OFFICERS

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts01773.

Messrs. Armstrong, Bulbrook, Dunlap and Marshall are members of the Funds’ Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.peartreefunds.com or call shareholder services at 1-800-326-2141.

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
Robert M. Armstrong (73)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998–Present)	6	NewPage Corporation (2006–Present); NewPage Holding Corporation (2006–Present); NewPage Group, Inc. (2006–Present)
John M. Bulbrook (69)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (dba/Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984–Present);	6	None
William H. Dunlap (61)	Trustee	Indefinite Term (October 2006 to present)	Executive Director, New Hampshire Historical Society, (Feb. 2010–Present); Principal, William H. Dunlap &Company (consulting firm) (2005–Present); President, EQ Rider, Inc., (equestrian clothing sales) (1998–2008); Director, Merrimack County Savings Bank (2005–Present); Director, Merrimack Bank Corp. (2005–Present)	6	None
Clinton S. Marshall (54)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998–Present); CFO, Fore River Company (2002–Present)	6	None

Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/Officer in Public Companies
Willard L. Umphrey * (70)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	6
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; USB Corporation; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Leon Okurowski (69)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S.Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985–9/30/2004)	N/A
Everest USB Canadian
Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; MedCool, Inc., USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Deborah A. Kessinger (48)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000–2004); Compliance Attorney, Forefield, Inc. (software provider) (2001–2004) and Compliance Consultant (2007 to present)
				N/A	None
Diane Hunt (50)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Kelly Lavari (44)	Clerk	(November 2010 to Present)	Regulatory Compliance Manager (since April 2008), Legal and Compliance Associate (4/2005–4/2008) Pear Tree Advisors, Inc.	N/A	None

*
Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, affiliation with one or more of the trust, the Funds’ investment advisor, Pear Tree Advisors and the Funds’ distributor, U.S. Boston Capital Corporation.

PEAR TREE FUNDS

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PEAR TREE FUNDS

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PEAR TREE FUNDS

SERVICE PROVIDERS
Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Lincoln, MA01772
Subadvisers
Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD20815
PanAgora Asset Management, Inc., 470 Atlantic Avenue,
8th Floor, Boston, MA02210
Polaris Capital Management, LLC, 125 Summer Street,
Boston, MA02210

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA01773
Custodian	State Street Bank and Trust Company, One Lincoln Street, Boston,MA02111
Fund Accountant	State Street Bank and Trust Company, One Lincoln Street, Boston, MA02111
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Lincoln, MA01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, PA19103
Legal Counsel	McLaughlin & Hunt LLP, Ten Post Office Square, 8th Floor, Boston, MA02109
For Account Information
For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

[Back Cover]

ITEM 2.                      Code of Ethics

As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer and controller (the “Code”). During the period covered by the report, there were no material amendments to the Code or any waivers granted from its provisions. A copy of the Code is filed with this report as an exhibit.

ITEM 3.                      Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Mr. Clinton S. Marshall is an “audit committee financial expert” as defined in Item 3 of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.                      Principal Accountant Fees and Services

The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”). The registrant’s Audit Committee approved the selection of Tait Weller as independent registered public accounting firm on September 14, 2007.

		2011	2012
Audit Fees*	Tait Weller	$113,400	$128,900
Audit-Related Fees**	Tait Weller	$37,000	$38,000
Tax Fees***	Tait Weller	$18,400	$20,900
All Other Fees	Tait Weller	$0	$0

*        Audit fees include all services related to the audit of the financial statements, including review of the registration statement and the issuance of related consents.
**     These amounts represent fees paid for the annual audit of the registrant’s transfer agent, Pear Tree Institutional Services, a division of Pear Tree Advisors, Inc., the registrant’s investment advisor.

***              Tax fees include review of the registrant’s tax filings.

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for:
(i)   all audit and permissible non-audit services rendered to the Fund and
(ii)  all permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, such pre-approval of services may be referred to the President of the Fund for approval; provided that the President may not pre-approve any individual engagement for such services exceeding $5,000 or multiple engagements for such services in the aggregate exceeding $5,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the President between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

(e)(2)  No services in the past two fiscal years were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)                       Not applicable.

(g)
The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment advisor (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

		2011	2012
Non-Audit Fees	Tait Weller	$0	$0

(h)
The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

ITEM 5.                                         Audit Committee of Listed Registrants

                      Not applicable.

ITEM 6.                      Schedule of Investments

Not applicable.

ITEM 7.                      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.                                         Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

                      Not applicable.

ITEM 10                      Submission of Matters to a Vote of Security Holders

                      Not applicable.

ITEM 11.                      Controls and Procedures

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                      Exhibits

(a)(1)              Code of ethics

(a)(2)              Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)              Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Pear Tree Funds

By: /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date:  May 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: May 31, 2012

By: /s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: May 31, 2012

EXHIBIT LIST

(a)(1)              Code of ethics

(a)(2)              Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)              Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.